QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
COMMSCOPE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

March 26, 2004

Dear Stockholder:

        You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 7, 2004 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017.

        At the Annual Meeting we will review the Company's activities in 2003, as well as the outlook for 2004. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

        It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares of stock are held in a participating bank or brokerage account, you may be eligible to vote over the Internet, or by telephone, as an alternative to mailing the traditional proxy card. Please see "Voting Electronically via the Internet or Telephone" in the Proxy Statement for further details.

        You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.

                      Sincerely,

                      Frank M. Drendel
                      Chairman of the Board and
                      Chief Executive Officer

COMMSCOPE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 7, 2004, at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017.

        The Annual Meeting will be conducted:

1.
To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

Proposal One:	To elect two Class I directors for terms ending at the 2007 Annual Meeting of Stockholders.
Proposal Two:	To approve the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan, as amended effective May 7, 2004.
Proposal Three:
To re-approve the material terms of the performance goals set forth under the Annual Incentive Plan as required under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder.
Proposal Four:	To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the 2004 fiscal year.
2.
To transact such other business as may properly come before the Annual Meeting.

        Stockholders of record at the close of business on March 11, 2004 will be entitled to notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,
Sincerely,
Frank B. Wyatt, II Secretary

March 26, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ELECTED TO RECEIVE THE 2004 PROXY STATEMENT AND 2003 ANNUAL REPORT ELECTRONICALLY OVER THE INTERNET YOU WILL NOT RECEIVE A PAPER PROXY AND YOU SHOULD VOTE ONLINE, UNLESS YOU CANCEL YOUR ENROLLMENT. IF YOUR SHARES ARE HELD IN A PARTICIPATING BANK OR BROKERAGE ACCOUNT AND YOU DID NOT ELECT TO RECEIVE MATERIALS THROUGH THE INTERNET, YOU MAY BE ELIGIBLE TO VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. PLEASE SEE "VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE" IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

COMMSCOPE, INC.

1100 CommScope Place, S.E., P.O. Box 339
Hickory, North Carolina 28602

PROXY STATEMENT

        This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 7, 2004 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

        At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: Proposal One: To elect two Class I directors for terms ending at the 2007 Annual Meeting of Stockholders; Proposal Two: To approve the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan, as amended effective May 7, 2004 (the "1997 LTIP"); Proposal Three: To re-approve the material terms of the performance goals set forth under the Annual Incentive Plan as required under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder; and Proposal Four: To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the 2004 fiscal year.

        The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

        The Board of Directors of the Company has fixed the close of business on March 11, 2004 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 61,354,730 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically on or about March 26, 2004 to each stockholder entitled to vote at the Annual Meeting.

        On July 28, 1997, the Company became an independent public company when it was spun off (the "Spin-off") from its parent company, General Instrument Corporation (subsequently renamed General Semiconductor, Inc.).

VOTING AND REVOCATION OF PROXIES

Voting

        Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

        Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum, as will broker non-votes. A broker non-vote occurs under stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no such voting instructions are given. The rules of the New York Stock Exchange (the "NYSE") prohibit brokers from voting on the 1997 LTIP (Proposal Two)

unless instructions how to vote have been received from the beneficial owner. In contrast, brokers may vote in their discretion in the absence of instructions from beneficial owners with respect to the election of directors (Proposal One), the proposal to reapprove the performance goals under the Annual Incentive Plan (Proposal Three) and the proposal to ratify the appointment of Deloitte & Touche LLP (Proposal Four).

Votes Required for the Proposals

  Proposal One: Election of Two Class I Directors

        The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. For purposes of Proposal One, abstentions and broker non-votes will not affect the plurality vote required.

  Proposal Two: Approval of 1997 LTIP

        The affirmative vote of a majority of votes cast on Proposal Two is required to approve such proposal, provided that the total votes cast on such proposal represents a majority of the shares entitled to vote thereon. For purposes of Proposal Two, abstentions will have the effect of a vote against the proposal and broker non-votes will reduce the total votes cast on the proposal and therefore have the effect of reducing the number of affirmative votes required to achieve the majority vote.

  Proposal Three: Re-Approval of Material Terms of Performance Goals under Annual
                              Incentive Plan

        The affirmative vote of a majority of votes cast on Proposal Three is required to approve such proposal. For purposes of Proposal Three, abstentions will have the effect of a vote against the proposal and broker non-votes will reduce the total votes cast on the proposal and therefore have the effect of reducing the number of affirmative votes required to achieve the majority vote.

  Proposal Four: Ratification of the Appointment of the Independent Auditor

        The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, is required to approve Proposal Four. For purposes of Proposal Four, abstentions will have the effect of a vote against the proposal and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

        All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s); however, in the absence of specific stockholder instructions, all broker-held shares will be considered broker non-votes with regard to Proposal Two.

        In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

Voting Electronically via the Internet or Telephone

        Stockholders whose shares are registered in the name of a bank or brokerage and who elected to receive the Company's 2003 Annual Report and this Proxy Statement over the Internet will be receiving an email on or about March 26, 2004 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company's 2003 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company's annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

Revocation

        Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the 2004 Annual Meeting; two Class II Directors, whose terms expire at the 2005 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2006 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

        If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company. Information concerning the nominees for director is set forth below.

Nominees for Terms Ending at the 2007 Annual Meeting of Stockholders

        Boyd L. George, age 62, is Chairman of the Board and Chief Executive Officer of Alex Lee, Inc. (subsidiaries of Alex Lee, Inc. include: Merchants Distributors, Inc., a wholesale food distributor; Institution Food House, Inc., a foodservice distributor; and Lowe's Food Stores, Inc., a retail operation). Mr. George has been Chairman and Chief Executive Officer of Alex Lee, Inc. since the company was founded in 1992 and served as President from 1992 to 1995. Mr. George joined a subsidiary of Alex Lee, Inc. in 1969 and has served, and continues to serve, in various positions, including Chairman and Chief Executive Officer for such subsidiary as well as for other subsidiaries.

        George N. Hutton, Jr., age 74, is and has been a private investor for more than 15 years.

        The Board of Directors of the Company recommends a vote "FOR" each of the foregoing nominees as a director of the Company. Proxies will be voted "FOR" each of the foregoing nominees as a director of the Company, unless otherwise specified in the proxy.

MANAGEMENT OF THE COMPANY

Board of Directors of the Company

        The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off (other than Mr. Faircloth, who has served since February 11, 1999 and Ms. Travis, who has served since February 21, 2002).

Name, Age and Current Principal Occupation	Term Expires	Information
Frank M. Drendel, 59 Chairman and Chief Executive Officer of the Company	2006
		Frank M. Drendel has been Chairman and Chief Executive Officer of the Company since the Spin-off. He served as a director of GI Delaware, a subsidiary of General Instrument Corporation, and its predecessors from 1987 to 1992. He was a director of General Instrument Corporation from 1992 until the Spin-off and GI from the Spin-off until January 5, 2000. He has served as President and Chairman of CommScope, Inc. of North Carolina ("CommScope NC"), currently a subsidiary of the Company, from 1986 to 1997, and Chief Executive Officer of CommScope NC since 1976. Prior to that time, Mr. Drendel has held various positions with CommScope NC since 1971. He is a director of Nextel Communications, Inc. and the National Cable Television Association. Mr. Drendel was inducted into the Cable Television Hall of Fame in 2002.
Duncan M. ("Lauch") Faircloth, 76 Private Investor, Former U.S. Senator	2006
		Duncan M. ("Lauch") Faircloth has spent approximately 50 years, and continues to spend time, in the private business sector building several businesses in agriculture, construction, real estate and automobile dealerships. He is also a long-time private investor. Mr. Faircloth was a U.S. Senator from 1993 through January 1999. He served on the Senate Appropriations Committee, the Banking, Housing and Urban Affairs Committee and the Small Business Committee. He was the chairman of two subcommittees — the Appropriations Subcommittee on the District of Columbia and the Banking Subcommittee on Financial Institutions and Regulatory Relief. Mr. Faircloth also served as Chairman of the North Carolina Highway Commission from 1969 to 1973 and Secretary of the North Carolina Department of Commerce from 1977 to 1983.
Boyd L. George, 62 Chairman of the Board and Chief Executive Officer of Alex Lee, Inc.	2004
		Boyd L. George is Chairman of the Board and Chief Executive Officer of Alex Lee, Inc. (subsidiaries of Alex Lee, Inc. include: Merchants Distributors, Inc., a wholesale food distributor; Institution Food House, Inc., a foodservice distributor; and Lowe's Food Stores, Inc., a retail operation). Mr. George has been Chairman and Chief Executive Officer of Alex Lee, Inc. since the company was founded in 1992 and served as President from 1992 to 1995. Mr. George joined a subsidiary of Alex Lee, Inc. in 1969 and has served, and continues to serve, in various positions, including Chairman and Chief Executive Officer for such subsidiary as well as for other subsidiaries.

George N. Hutton, Jr., 74 Private Investor	2004	George N. Hutton, Jr. is and has been a private investor for more than 15 years.
June E. Travis, 64 Officer of a non-profit organization and former cable television executive	2005
		June E. Travis has been Executive Vice President of the Binning Family Foundation, a non-profit organization dedicated to helping youth develop technology and leadership skills since 2000. Ms. Travis has served as Executive Vice President and Chief Operating Officer of the National Cable Television Association (NCTA) from 1994 to 1999. Prior to 1994, Ms. Travis served as the President and Chief Operating Officer of Rifkin & Associates, a Denver-based cable television operator. Ms. Travis chaired the industry's political action committee, Cable PAC from 1994 to 1999. Ms. Travis has served as a director of NCTA, C-SPAN, Cable in the Classroom, and Women in Cable (WIC). Additionally, Ms. Travis serves on a number of non-profit Boards and was also recently selected to be inducted into the Cable Television Hall of Fame.
James N. Whitson, 69 Director of various organizations	2005
		James N. Whitson served, until March 2003, as a director of Sammons Enterprises, Inc. ("SEI"), a privately-owned company engaged in life insurance, equipment sales and rentals, and bottled water, since 1973. Mr. Whitson served as Executive Vice President and Chief Operating Officer of SEI from 1989 until 1998, when he retired. He is a director/trustee of the Seligman Group of Investment Companies ("Seligman").

Compensation of Directors

        Employee directors do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $30,000, and committee chairpersons receive an additional $5,000 retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. The Company has adopted a deferred compensation program by which directors may elect to defer the receipt of retainers that would otherwise be payable for services performed as a director of the Company. Directors are immediately and fully vested in any such deferred compensation and any income and gain attributable thereto under the program. Distributions are made either in the form of a single lump sum or annual installments over a period elected by the director up to ten years.

In the event of a change in control of the Company, the deferred compensation will be distributed to the directors.

        In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a director remains in office, a similar option is granted every three years. In August 2003, the Company made such grants to three nonemployee directors to purchase 20,000 shares of Common Stock each.

        The 1997 LTIP provides that nonemployee directors may be granted stock options under the 1997 LTIP in addition to the automatic grants described above. In 2003, Mr. Faircloth and Ms. Travis received grants of 5,000 stock options each.

Independence of Board Members

        In March 2004, the Board of Directors revised its Corporate Governance Guidelines to meet or exceed the listing standards recently adopted by the NYSE. The Guidelines will be available on our website (www.commscope.com) on or before the time of the Annual Meeting. Pursuant to the Corporate Governance Guidelines, for a director to be deemed "independent," the Board must affirmatively determine that the director does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has developed the following categorical standards to assist in determining independence:

  •
  A director will not be independent if, within the preceding three years:

  •
  the director was an employee, or an immediate family member of the director was an executive officer, of the Company;

  •
  the director received, or an immediate family member of the director received, more than $100,000 per year in direct compensation from the Company (other than director and committee fees and pensions or other forms of deferred compensation in no way contingent on continued service);

  •
  the director was employed by or affiliated with the Company's present or former internal or external auditor;

  •
  an immediate family member of the director was affiliated with or employed by the Company's present or former internal or external auditor in a professional capacity; or

  •
  a Company executive officer was on the compensation committee of the board of directors of a company which employed the Company director, or which employed an immediate family member of the director, as an officer.

  •
  A director will not be independent if the director is an executive officer or an employee, or an immediate family member of the director is an executive officer, of another company that, in any of the preceding three years, made payments to, or received payments from, the Company which, in a single fiscal year, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues.

  •
  A director will not be independent if, during the Company's last fiscal year:

  •
  the director, or an immediate family member of the director, served as a director or an executive officer of another company which was indebted to the Company, or to which the Company was indebted, and the total amount of either company's indebtedness to the other exceeded 1% of the total consolidated assets of the other company he or she served as a director or executive officer;

    •
    the director, or an immediate family member of the director, served as a director or an executive officer of a charitable or other tax-exempt organization and the Company's discretionary contributions to the organization exceeded the greater of $1 million or 2% of that organization's consolidated gross revenues, or

    •
    the director, or an immediate family member of the director, served as a director, executive officer, general partner or significant equity holder (10% or greater) of an entity that was a paid provider of professional services (i.e., legal, accounting, or financial) to the Company if the payments for such services exceeded $100,000 for such year.

        For purposes of these standards, "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person's home. The Board of Directors annually reviews the independence of its non-employee directors. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation as "independent."

        The Board of Directors, in compliance with the Corporate Governance Guidelines, undertook a review of director independence and considered transactions and relationships between each of the directors, their immediate family members and their affiliates, on the one hand, and the Company, its subsidiaries and its senior management, on the other hand. As a result of this review, the Board has affirmatively determined that Messrs. Faircloth, George, Hutton and Whitson and Ms. Travis are independent directors under the standards set forth in the Corporate Governance Guidelines, and are also "independent directors" as defined in the Corporate Governance Rules of the NYSE.

Committees of the Board of Directors—Board Meetings

        The Board of Directors of the Company held seven meetings in 2003. Each incumbent director attended (i) all meetings of the Board of Directors and (ii) all meetings of the Board Committees on which they served.

        The Company has Audit, Compensation, Nominating and Corporate Governance and Executive Committees of the Board of Directors.

        Audit Committee.    The Audit Committee's principal functions are (i) to oversee the Company's accounting and financial reporting processes and audits of the Company's financial statements; (ii) to prepare a report for inclusion in the Company's Annual Proxy Statement in compliance with applicable federal securities laws; and (iii) to assist the Board of Directors to oversee the integrity of the Company's financial statements; the appropriateness of the Company's accounting policies and procedures; the Company's compliance with legal and regulatory requirements; the independent auditor's qualifications, performance and independence; the performance of the Company's internal audit function; and the sufficiency of the independent auditor's review of the Company's financial statements. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor. The members of the Audit Committee are Messrs. Faircloth, George, Hutton and Whitson (Chairman) and Ms. Travis. The Company's Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended, and that each member of the Audit Committee is an "independent director" as defined in the Corporate Governance Rules of the NYSE. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee held nine meetings in 2003.

        James N. Whitson, Chairman of the Audit Committee, currently serves on the audit committees of the boards of directors of three Seligman related closed end mutual funds (all of which have identical Seligman board compositions), which funds are publicly traded. The Board of Directors of the Company, having reviewed, considered and discussed Mr. Whitson's simultaneous service on the audit committees of the Seligman funds, has affirmatively determined that Mr. Whitson's simultaneous service on the audit committees of the Seligman funds does not impair his ability to effectively serve on the Company's Audit Committee.

        Compensation Committee.    The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity, it makes, and reviews and has the authority to approve recommendations for, option grants or awards under these plans. In addition, the Compensation Committee determines and approves the compensation of the Chief Executive Officer and reviews and has the authority to approve recommendations for the compensation of other senior executives, and produces a report on executive compensation for inclusion in the Company's Annual Proxy Statement in compliance with applicable federal securities laws. The Compensation Committee also establishes policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are Messrs. Faircloth, George, Hutton (Chairman) and Whitson and Ms. Travis, each of whom is an "independent director" as defined in the Corporate Governance Rules of the NYSE. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which will be available on our website (www.commscope.com) on or before the time of the Annual Meeting. The Compensation Committee held three meetings in 2003.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee's principal functions are to identify and screen individuals qualified for nomination to the Board of Directors, consistent with criteria approved by the Board of Directors; recommend director nominees for election at stockholders' meetings, as well as individuals to fill any vacancies on the Board of Directors that arise between such meetings; recommend directors for appointment to committees of the Board of Directors; recommend Corporate Governance Guidelines applicable to the Company and any amendments thereto; and evaluate the performance of the Board of Directors and, in conjunction with the Compensation Committee, oversee the performance of management. The members of the Nominating and Corporate Governance Committee are Messrs. Faircloth, George (Chairman), Hutton and Whitson and Ms. Travis, each of whom is an "independent director" as defined in the Corporate Governance Rules of the NYSE. The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter adopted by the Board of Directors, a copy of which will be available on our website (www.commscope.com) on or before the time of the Annual Meeting. The Nominating and Corporate Governance Committee held one meeting in 2003.

        The Nominating and Corporate Governance Committee will consider nominees for election as director that are recommended by stockholders. The Nominating and Corporate Governance Committee will select nominees for the Board of Directors who possess at a minimum the following characteristics: knowledge about issues affecting the Company; personal integrity; loyalty to the Company and concern for its success and welfare; time available for meetings and consultation on Company matters; and a willingness to apply sound and independent business judgment. The Nominating and Corporate Governance Committee may conduct any inquiries into the backgrounds and qualifications of candidates it deems appropriate. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on whether candidates were recommended by stockholders or not.

        Stockholders may propose director candidates for consideration by the Board's Nominating and Corporate Governance Committee. Any such recommendation should include the nominee's name and qualifications for Board membership and should be directed to CommScope, Inc., Attn: Corporate Secretary, 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602.

        In addition, the Company's By-laws permit stockholders to nominate directors for election at an annual stockholders' meeting. Each nomination must state: the nominee's name, age, business address, residence address and principal occupation or employment; the number of shares of the Company's stock owned beneficially or of record by the nominee; and any other information about the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with proxy solicitations for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. In addition, the nomination must include: the stockholder's name and record address; the number of shares of the Company's stock owned beneficially or of record by the stockholder; a description of any arrangements between the stockholder, each proposed nominee and any other persons under which the nominations are to be made by such stockholder; a representation that the stockholder intends to appear (in person or by proxy) at the meeting to nominate the persons named in the notice; and any other information about the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with proxy solicitations for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Nominations must also contain the written consent of each proposed nominee to be named as nominee and to serve as director if elected. Stockholder nominations must be received by the Company generally not less than 60 days nor more than 90 days in advance of an annual stockholders' meeting.

        Executive Committee.    The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Messrs. Drendel (Chairman), Whitson and George. The Executive Committee held no meetings in 2003.

        Executive Sessions.    Non-management directors met in executive session without management during each meeting of the Board of Directors in 2003. The presiding director at executive sessions of the Board of Directors is rotated annually among the chairs of the committees of the Board of Directors (other than the Executive Committee) in alphabetical order by committee name. Mr. Hutton, the Chairman of the Compensation Committee, is the presiding director at executive sessions of the Board of Directors for 2004.

Stockholder Communications with Board Members

        The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. Stockholders may send written communications to the Board of Directors, or any of the individual directors, c/o the Corporate Secretary of the Company to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis. In addition, all directors are invited, but not required, to attend our annual meetings. None of the directors, other than Mr. Drendel, attended our 2003 annual meeting.

Certain Relationships and Related Transactions

        In June 2003, the Company purchased the former residence of Edward A. Hally, the Company's Executive Vice President and General Manager, Wireless for approximately $1.78 million, the appraised fair market value of such residence, pursuant to the Company's relocation policy. The Company sold the residence in October 2003 for approximately $1.49 million.

        Frank M. Drendel, Chairman and Chief Executive Officer of the Company, is a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services. In 2003, Nextel Communications, Inc. and its affiliates purchased products from the Company for an aggregate amount representing less than 1% of the Company's total sales.

        Boyd L. George, a director of the Company, is Chairman and Chief Executive Officer of Alex Lee, Inc., the parent of Lowe's Food Stores, Inc. In 2003, the Company purchased gift certificates for all of its North Carolina area employees (as an employee benefit) from Lowe's Food Stores, Inc. for an aggregate amount of approximately $60,000.

        In November 2001, the Company and The Furukawa Electric Co., Ltd. ("Furukawa") formed OFS BrightWave, LLC ("OFS Brightwave") to operate certain fiber optic cable and transmission fiber assets acquired from Lucent Technologies Inc. As of March 1, 2004, Furukawa beneficially owned 7,656,900 shares of the Company's common stock, representing approximately 12.5% of the Company's outstanding shares of Common Stock. In 2003, the Company recognized interest income from OFS BrightWave in the amount of approximately $907,000 on a $30,000,000 revolving note, which was fully drawn as of December 31, 2003. The Company purchased cable products from OFS BrightWave in 2003 for an aggregate amount representing less than 1% of the Company's consolidated operating costs and expenses. In addition, in 2003, the Company purchased optical fiber products from OFS Fitel LLC (a wholly-owned indirect subsidiary of Furukawa) for an aggregate amount representing less than 5% of the Company's consolidated operating costs and expenses.

        The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") and the NYSE reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5 and to provide the Company with copies of such reports. The Company undertakes to make such filings on Forms 3, 4 and 5 on behalf of its directors and officers. Based solely on a review of the reports filed by the Company on behalf of its directors and officers, the reports provided to the Company and on written representations of certain reporting persons that no Form 5 report was required to be filed by them, the Company believes that, during the year ended December 31, 2003, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

Executive Officer Compensation

        Summary of Compensation.    The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company.

SUMMARY COMPENSATION TABLE

	Annual Compensation(a)			Long-Term Compensation Awards
Name and Principal Position	Year	Base Salary	Bonus	Securities Underlying Options(#)(b)	All Other Compensation
Frank M. Drendel Chairman and Chief Executive Officer	2003 2002 2001	$555,022 555,022 550,957	$384,052 — —	130,200 427,000 —	$156,786 85,199 85,107	(c)
Brian D. Garrett President and Chief Operating Officer	2003 2002 2001	$342,640 333,008 330,567	$189,674 — —	50,300 205,000 —	$85,742 49,530 51,848	(c)
Jearld L. Leonhardt Executive Vice President and Chief Financial Officer	2003 2002 2001	$283,394 275,418 271,565	$156,878 — —	33,500 136,000 —	$70,665 40,233 42,952	(c)
Edward A. Hally Executive Vice President and General Manager, Wireless Solutions	2003 2002 2001	$230,000 56,615 —	$133,905 35,000 —	39,500 44,000 —	$4,389 82 —	(c)
Gene W. Swithenbank Executive Vice President, Global Broadband Solutions, Sales and Marketing	2003 2002 2001	$243,000 236,911 231,977	$110,491 — —	24,500 87,000 —	$59,906 35,329 36,894	(c)

(a)
Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b)
Reflects the number of shares of Common Stock underlying options granted pursuant to the terms of the 1997 LTIP.

(c)
Amounts for 2003 reflect (i) the matching contribution under the CommScope, Inc. of North Carolina Employees Retirement Savings Plan (the "Employees Retirement Savings Plan") in the amount of $4,562, $4,000, $4,481, $3,185 and $4,562 for 2003 on behalf of Messrs. Drendel, Garrett, Leonhardt, Hally and Swithenbank, respectively, (ii) the profit sharing allocation of $9,505 to the account of each of Messrs. Drendel, Garrett, Leonhardt and Swithenbank under the Employees Retirement Savings Plan for 2003, (iii) payment by the Company in 2003 of the cash portion of the profit sharing allocations to their respective Employees Retirement Savings Plan accounts of $3,600 on behalf of each of Messrs. Drendel, Garrett, Leonhardt and Swithenbank and $900 on behalf of Messr. Hally, (iv) payment by the Company in 2003 of premiums of $733, $452, $374, $304 and $321 for term life insurance on behalf of Messrs. Drendel, Garrett, Leonhardt, Hally and Swithenbank, respectively, (v) the annual credit under the CommScope, Inc. Supplemental Executive Retirement Plan (the "Restated Plan") in the amount of $125,698, $62,236, $48,009 and $34,675 for 2003 to the regular accounts thereunder of Messrs. Drendel, Garrett, Leonhardt and Swithenbank, respectively and (vi) the above-market portion of the annual interest credit under the Restated Plan in the amount of $12,688, $5,949, $4,696 and $7,243 for 2003 to the accounts thereunder of Messrs. Drendel, Garrett, Leonhardt and Swithenbank, respectively. The Restated Plan provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's special and regular accounts and earnings at a rate of 7% per year (or other rate that may be established by the plan administrator) credited to undistributed amounts in those accounts.

Stock Options

        Grant of Options.    The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 2003 to the executives listed in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants						Grant Date Value
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)		Expiration Date	Grant Date Present Value ($)(3)
Frank M. Drendel	130,200	(1)	10.7		$15.58	12/19/2013		$1,111,908
Brian D. Garrett	50,300	(1)	4.1		$15.58	12/19/2013		$429,562
Jearld L. Leonhardt	33,500	(1)	2.8		$15.58	12/19/2013		$286,090
Edward A. Hally	15,000 24,500	(2) (1)	1.2 2.0	$ $	7.43 15.58	3/5/2013 12/19/2013	$ $	61,050 209,230
Gene W. Swithenbank	24,500	(1)	2.0		$15.58	12/19/2013		$209,230

(1)
These options become exercisable with respect to one-third of the shares covered thereby on December 19, 2004, December 19, 2005 and December 19, 2006. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

(2)
These options became exercisable with respect to one-third of the shares covered thereby on October 1, 2003. The remainder become exercisable with respect to one-third of the shares covered thereby on October 1, 2004 and October 1, 2005. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

(3)
The assumptions used to develop the grant date present value under the Black-Scholes option pricing model were as follows:

(a) Expected option term:	4.0 years
(b) Expected volatility:	71.0%
(c) Expected dividend yield:	0.0%
(d) Risk-free interest rate:	2.75%

        Aggregated Option Exercises and Year-End Value.    The following table sets forth as of and for the year ended December 31, 2003, for each of the executives listed in the Summary Compensation Table, (i) the aggregated shares acquired upon exercise of stock options during the year; (ii) the value realized upon exercise of those options; (iii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at fiscal year-end; and (iv) the value of such options which were in-the-money at fiscal year-end (based on the difference between the closing price of Common Stock on the last day of the year and the exercise price of the option on such date).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Stock Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Stock Options at Fiscal Year-End ($)(a)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank M. Drendel	—	$—	906,108	363,201	$2,403,851	$1,627,572
Brian D. Garrett	—	$—	359,124	161,967	$865,222	$768,978
Jearld L. Leonhardt	—	$—	322,773	107,501	$837,423	$508,897
Edward A. Hally	—	$—	19,666	63,834	$167,694	$353,781
Gene W. Swithenbank	—	$—	208,260	71,834	$537,062	$327,765

(a)
Based on the difference between the closing price of $16.33 per share at December 31, 2003, as reported on the NYSE Composite Tape and the exercise prices of the in-the-money, unexercised options on such date.

Equity Compensation Plan Information

        The following table includes information in respect of certain of our equity compensation plans (including any individual compensation arrangements under which our equity securities are authorized for issuance to employees or non-employees) as of December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION AS OF FISCAL YEAR-END

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	9,136,545	$14.85	1,101,662	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	9,136,545	$14.85	1,101,662

(1)
Represents shares of our Common Stock that may be issued pursuant to nonqualified stock options, incentive stock options, restricted stock, performance units, performance shares, phantom stock awards, director share awards and tandem awards, which number is in respect of shares approved by our shareholders in 2002 and does not include the 1,500,000 shares that were added to the 1997 LTIP as part of the Company's amendment on March 12, 2004 and are subject to the approval of our stockholders as described in Proposal Two below.

Employment Agreements

        In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

Severance Protection and Separation Agreements

        The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements continue in effect for a period of two years from January 1 of a given year and are automatically extended for one year on January 1 of each year immediately following the end of the term unless notification is given to either the Company or the executive, except that the term may not expire prior to 24 months following a change in control (as defined in the agreements).

        The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months after a change in control of the Company if such termination is (i) by the Company for any reason other than for cause or disability or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the target annual bonus payable to the executive under the Company's annual incentive plan for the fiscal year immediately preceding the fiscal year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a pro rata bonus (calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive monthly for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for outplacement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any other severance plan of, or employment agreement with the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a change in control or (ii) at any time prior to the date of a change in control but (A) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control and who effectuates a change in control or (B) otherwise in connection with, or in anticipation of, a threatened change in control which actually occurs, such termination shall be deemed to have occurred after the change in control.

        If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a pro rata bonus in addition to accrued compensation.

        The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

Other Change in Control Arrangements

        Following is a brief description of the change in control provisions included in each of the Company's employee compensation plans and arrangements.

        Annual Incentive Plan.    The CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") is the Company's annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a pro rata portion of his or her bonus award assuming that all performance percentages are 100%.

        Deferred Compensation Plan.    The CommScope, Inc. of North Carolina Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management or highly compensated employees to defer a percentage of compensation or a specified dollar amount each year up to 50% of base salary and 100% of any bonuses earned under the Company's annual management incentive plan for that year. Amounts deferred are payable in a lump sum or in annual installments pursuant to the terms of an irrevocable election made by the participant or earlier upon the occurrence of certain events, including specified terminations of the participant's employment.

        Upon a change in control of the Company (as defined in the Deferred Compensation Plan), the Deferred Compensation Plan will terminate and each participant will be paid his or her entire deferred compensation account balance in a single lump sum.

        1997 LTIP.    The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, phantom stock and tandem awards to employees and officers of the Company and its subsidiaries and the granting of restricted and unrestricted stock and stock options to the Company's nonemployee directors. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards subject to any minimum vesting requirements set forth in the 1997 LTIP. Pursuant to the terms of the 1997 LTIP and subject to an optionee's rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.

        Supplemental Executive Retirement Plan.    The CommScope, Inc. Supplemental Executive Retirement Plan is an unfunded nonqualified plan maintained for the benefit of a select group of management and/or highly compensated employees of the Company and its subsidiaries that, in general, provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's accounts and earnings credited thereon. Pursuant to the terms of that plan, in the event of a change in control (as defined therein), each participant who is employed by the Company immediately prior to that change in control will be eligible to receive the full value of his or her account balance in a single lump sum following his or her termination other than for cause occurring within 2 years after the date of such change in control.

Pension Plans

        Defined Benefit Pension Plan.    In connection with the Company's acquisition of the connectivity business of Avaya Inc., Connectivity Solutions Manufacturing, Inc. (an indirect wholly owned subsidiary of the Company) adopted a defined benefit pension program for the benefit of its U.S. employees represented by unions. The formula by which basic benefits are determined is based on an assigned dollar amount (depending on the employee's pension band number) multiplied by the employee's years and months of service. The plan also provides for supplemental pension benefits. The formula for these benefits is generally the product of (i) the average annual amount of differentials, wage incentives and other special payments paid to such employee during the latest 36-month period preceding the date as of which such employee's pension benefit is determined, (ii) 0.001 and (iii) such employee's years and months of service. None of the named executive officers or other employees of the Company participate (or are otherwise eligible to participate) in this program.

COMPENSATION COMMITTEE REPORT ON
COMPENSATION OF EXECUTIVE OFFICERS

        The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee determines and approves the base salary to be paid to the Chief Executive Officer, reviews and has the authority to approve recommendations for base salary amounts for all other executive officers, establishes and reviews annually the Company's overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

        In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary and (iii) annual bonus.

Stock Ownership

        The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a stock option program.

        During 2003, the Company granted options under the 1997 LTIP to purchase an aggregate of approximately 241,200 shares of Common Stock to 8 executive officers (including each of the executive officers named in the Summary Compensation Table other than the Chief Executive Officer, whose grants are described below). The exercise price of each of these options was the closing market price per share of Common Stock on the date of grant.

        Management recommends to the Compensation Committee those executive officers and other significant employees (other than the Chief Executive Officer) to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company. To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and generally do not become initially exercisable until one year after the date of grant.

Base Salary

        The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers (other than the Chief Executive Officer) are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

        During 2003, Messrs. Garrett and Leonhardt, two executive officers named in the Summary Compensation Table, received base salary increases. These increases were based upon each officer's individual services rendered, level and scope of responsibility and experience. Also taken into account was the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

Annual Incentive Bonus

        The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership. Under the Annual Incentive Plan in 2003, management recommended, and the Compensation Committee established, for each executive officer a target award amount. The percentage of such amount to be received by an executive officer is based on whether and to the extent that certain performance targets (relating to the Company's cash flow and EBITDA in 2003) were met. The target award percentage for executive officers named in the Summary Compensation Table (other than the Chief Executive Officer) for 2003 was 50-60%. The target award percentage for the Chief Executive Officer was 75%.

Supplemental Executive Retirement Plan

        Effective January 1, 2001, the Company amended and restated the terms and conditions of the CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan to change the plan from a defined benefit type plan to a defined contribution plan. The amendment and restatement does not apply with respect to participants who were retired as of December 31, 2000. The amended and restated plan is named the CommScope, Inc. Supplemental Executive Retirement Plan and provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's special and regular accounts and earnings at a rate of 7% per year.

Chief Executive Officer Compensation

        Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 2003, the Compensation Committee approved of Mr. Drendel's annual salary rate being kept at $555,000 (no increase), effective March 1, 2003, and his target bonus percentage under the Annual Incentive Plan remained at 75%. Mr. Drendel's salary and target bonus percentage was determined based on factors such as the Company's overall performance, Mr. Drendel's individual performance, and the compensation of similarly situated executives at comparable corporations.

        On December 19, 2003, the Company granted Mr. Drendel an option to purchase 130,200 shares of Common Stock with a per share exercise price of $15.58, the closing market price of the Common Stock on the date of grant. The options vest over a period of 3 years at a rate of 33 1/3% per year. The options would become immediately and fully exercisable in the event of a change in control of the Company.

Compliance With Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for "qualified performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

        The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter constitute "qualified performance-based compensation" and be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer constitute "qualified performance-based compensation" and, if so qualified, be deductible. No executive officer's compensation in 2003 was non-deductible by reason of the application of Section 162(m) and it is not expected that any executive officer's compensation will be non-deductible in 2004 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

George N. Hutton, Jr., Chairman
Duncan M. Faircloth
Boyd L. George
James N. Whitson
June E. Travis

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee consists of five directors, all of whom are independent within the meaning of NYSE rules, and operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate.

        This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and the Company's independent public accountants; (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures and letter from the Company's independent public accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

        The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte & Touche LLP, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

        Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

James N. Whitson, Chairman
Duncan M. Faircloth
Boyd L. George
George N. Hutton, Jr.
June E. Travis

PERFORMANCE GRAPH

        The following graph compares cumulative total return on $100 invested on December 31, 1998 in each of the Common Stock, the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's MidCap 400 Communications Equipment Index ("S&P 400 Communications Equipment") (formerly the Standard & Poor's MidCap 400 Telecommunications Equipment Index). The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

		Indexed Returns
		Years Ending
Company/Index	Base Period Dec98
		Dec99	Dec00	Dec01	Dec02	Dec03
CommScope, Inc.	100	239.78	98.51	126.51	46.99	97.13
S&P 500 Index	100	121.04	110.02	96.95	75.52	97.18
S&P 400 Communications Equipment	100	478.79	204.16	338.72	203.39	319.13

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The table below sets forth information as to the beneficial ownership of Common Stock as of March 1, 2004 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock. In the table below, unless otherwise noted, the address of the person is in care of the Company.

Name	Shares of Common Stock Beneficially Owned(1)	% of Shares Outstanding Beneficially Owned
Furukawa(2)	7,656,900	12.5%
Frank M. Drendel(3)(13)	1,341,764	2.2%
Duncan M. Faircloth(4)	35,999	*
Brian D. Garrett(5)(13)	441,757	*
Boyd L. George(6)	53,333	*
Edward A. Hally(7)(13)	19,987
George N. Hutton, Jr.(8)	44,666	*
Jearld L. Leonhardt(9)(13)	358,575	*
Gene W. Swithenbank(10)(13)	218,515	*
June E. Travis(11)	15,999	*
James N. Whitson(12)	44,333	*
All current directors and executive officers of the Company as a group (14 persons)(14)	3,210,838	5.2%

*
The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 1, 2004. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 1, 2004 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP.

(2)
Based on the Schedule 13G, dated October 21, 2002, filed with the Commission, Furukawa has sole voting power and sole dispositive power with respect to all shares shown above. The business address of Furukawa, as reported on its Schedule 13G, is The Furukawa Electric Co., Ltd., 6-1, Marunouchi 2-Chome, Chiyoda-Ku, Tokyo, Japan, 100-8322.

(3)
Includes 906,108 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004. Also includes 100 shares held by the spouse of Frank M. Drendel.

(4)
Includes 34,999 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(5)
Includes 359,124 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(6)
Includes 43,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004. Also includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(7)
Includes 19,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(8)
Includes 43,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(9)
Includes 322,773 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(10)
Includes 208,260 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(11)
Includes 14,999 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(12)
Includes 43,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004.

(13)
Includes the number of shares of Common Stock which were held by the trustee of the Employees Retirement Savings Plan and were allocated to the individual's respective account under the Employees Retirement Savings Plan as of February 29, 2004 as follows: Frank M. Drendel, 1,706 shares; Brian D. Garrett, 1,614 shares; Jearld L. Leonhardt, 2,353 shares; Edward A. Hally, 321 shares; and Gene W. Swithenbank, 5,489 shares.

(14)
Includes 2,598,349 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2004. Includes an aggregate of 26,307 shares of Common Stock which were held by the trustees of the Employees Retirement Savings Plan and were allocated to the current officers' respective accounts under the Employees Retirement Savings Plan as of February 29, 2004.

PROPOSAL TWO: APPROVAL OF COMMSCOPE INC.
1997 LONG-TERM INCENTIVE PLAN

        The Board of Directors proposes that the stockholders approve the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (the "1997 LTIP"), which includes the following amendments approved by the Board of Directors on March 12, 2004 and which are subject to the approval of the stockholders at the Annual Meeting:

  (i)
  An increase of the shares reserved for issuance thereunder by an additional 1,500,000 shares,

  (ii)
  An increase in the aggregate number of shares that may be made the subject of full-value awards under the 1997 LTIP from 200,000 to 1,100,000,

  (iii)
  An increase in the maximum dollar amount of cash or the fair market value of shares that an individual may receive in any year in respect of performance units denominated in dollars under the 1997 LTIP from $1,000,000 to $2,000,000,

  (iv)
  The addition of nonemployee directors as persons eligible to receive awards of restricted stock under the LTIP,

  (v)
  In respect of any grant of a performance unit denominated in dollars, a revision providing that the reduction in shares available under the 1997 LTIP for grants of future options and other awards will not take place unless and until such award is settled in shares, and that no reduction will occur for any award that cannot be settled in shares, and

  (vi)
  The addition of new business criteria on which performance goals under the 1997 LTIP can be based.

GENERAL

        The 1997 LTIP was approved by the Company's Board of Directors and GI Delaware, as sole stockholder of the Company, prior to the Spin-off. The Board of Directors of the Company then approved an amendment to the 1997 LTIP on February 12, 1998 to add 2,400,000 shares to the 1997 LTIP subject to stockholder approval, which was obtained at the Annual Meeting on May 1, 1998. The Board of Directors of the Company then approved an amendment to the 1997 LTIP on March 20, 2000 to add 2,000,000 shares to the 1997 LTIP subject to stockholder approval, which was obtained at the Annual Meeting on May 5, 2000. On March 21, 2002, the Company approved an amendment to the 1997 LTIP to add 3,000,000 shares to the 1997 LTIP, subject to stockholder approval, which was obtained at the Annual Meeting on May 3, 2002. Following this approval on May 3, 2002, there were 9,600,000 shares of Company Stock authorized under the 1997 LTIP.

AMENDMENT OF THE 1997 LTIP

        On March 12, 2004, the Company further amended the 1997 LTIP, subject to stockholder approval at the Annual Meeting (the "Amendment"). The Amendment increases the number of shares of Common Stock available for issuance upon future grants of stock options and other awards under the 1997 LTIP by 1,500,000 shares (the "Additional Shares"). As of March 1, 2004, only approximately 1,080,562 shares of Common Stock were available for future grant. The Company believes that it is in the best interests of the Company to increase the maximum number of shares that may be made subject to Awards under the 1997 LTIP in order (i) to continue to attract and retain key employees and (ii) to provide additional incentive and reward opportunities to current employees to encourage them to enhance the profitable growth of the Company.

        The Amendment also increases the aggregate number of shares of Common Stock that may be made the subject of awards other than stock options ("full-value awards") under the 1997 LTIP to 1,100,000. The Company believes that it is necessary to compensate employees with a higher concentration of restricted stock, phantom stock and/or performance share/unit awards than it has in the past to further align the interests of Company employees with those of stockholders, and therefore believes that it is in the best interests of the Company to increase this maximum. Prior to the Amendment, the 1997 LTIP provided that, in the aggregate, not more than 200,000 shares of Common Stock may be made the subject of awards other than stock options. As of March 11, 2004, 6,000 shares of Common Stock have been used for the grant of full-value awards.

        In addition, the Amendment increases the maximum dollar amount of cash or the fair market value of shares of Common Stock that an individual may receive in any calendar year in respect of performance units denominated in dollars under the 1997 LTIP to $2,000,000. As indicated in the previous paragraph, to further align the interests of Company employees with those of stockholders, the Company believes that it is necessary to grant awards other than stock options under the 1997 LTIP, such as performance unit awards. Prior to the Amendment, the 1997 LTIP provided that such dollar amount may not exceed $1,000,000. The Company believes that this change is in the best interests of the Company.

        The Amendment also makes nonemployee directors of the Company eligible to receive awards of restricted stock under the LTIP. Previously, the LTIP provided for the grant of only nonqualified stock options and unrestricted stock awards to nonemployee directors. With this change, both employees and nonemployee directors of the Company and its subsidiaries are eligible to receive such grants at the discretion of the Committee. Except in certain situations (described below), the restrictions on restricted stock awards will not lapse prior to the third anniversary of the grant date. The Company believes that this change is in the best interests of the Company as it will further align the interests of Company employees with those of stockholders by allowing the grant of other full-value awards.

        The Amendment further provides that, in respect of any grant of a performance unit denominated in dollars, the reduction in shares of Common Stock available under the 1997 LTIP for options and other awards will not take place unless and until such award is settled in shares and no reduction will occur for any award that cannot be settled in shares. Prior to this Amendment, the shares available under the 1997 LTIP were required to be reduced at the time of grant of a performance unit and then added back to the 1997 LTIP if the settlement of the award was subsequently made in cash. In addition, the Amendment provides that no reduction shall occur for any Award that cannot be settled in shares of Common Stock. The Company believes that these changes will ease the administration of the 1997 LTIP with respect to awards that are performance units denominated in dollars and other awards that cannot be settled using shares of Common Stock.

        The Amendment also adds new business criteria on which performance goals under the 1997 LTIP can be based. The Company believes that it is in the best interests of the Company to expand the business criteria on which performance goals may be based to enable the committee to grant awards that are more closely tied to, in respect of each employee, the relevant performance of the Company and its subsidiaries, division or units.

        The Company now submits the 1997 LTIP for stockholder approval. If such stockholder approval is not obtained, no awards will be granted in respect of Additional Shares or in excess of the other maximums currently set forth in the 1997 LTIP. In addition, no performance-based awards will be made under the 1997 LTIP.

        The principal provisions of the 1997 LTIP are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1997 LTIP as amended, which is included as Appendix B to this Proxy Statement. All capitalized terms used below and not defined herein have the meaning set forth in the 1997 LTIP, unless otherwise indicated.

PURPOSE OF THE 1997 LTIP

        The Company's Board of Directors believes that awards will provide a means by which employees and directors of the Company and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its subsidiaries and their desire to remain employed by the Company and its subsidiaries, focusing their attention on managing the Company as equity owners, and aligning their interest with those of the Company's stockholders. The 1997 LTIP is also intended to attract and retain employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries.

DESCRIPTION OF THE 1997 LTIP

        The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, phantom stock and tandem awards to employees of the Company and its subsidiaries and the granting of stock options and restricted and unrestricted stock awards to certain nonemployee directors (collectively or individually, "Awards").

        The 1997 LTIP must be administered by a committee (the "Committee") consisting of at least two directors of the Company who are "nonemployee directors" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, and is currently administered by the Compensation Committee, and to the extent necessary for any Award intended to constitute "qualified performance-based compensation" to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. In addition, with respect to Awards to be granted to participants who are not subject to Section 16 of the Exchange Act, the authority of the Committee may be exercised by the full Board or by a committee, consisting of at least one individual, appointed by the Board.

        The Committee will select those employees to whom Awards will be granted, and determine the type, the size and the terms and conditions of Awards, including the per share purchase price of restricted stock and options, and the restrictions or performance criteria relating to restricted stock, phantom stock, performance units and performance shares. The Committee will also construe and interpret the 1997 LTIP. The Committee will have the authority to cancel outstanding Awards and make adjustments to outstanding Awards with the consent of the grantee and to accelerate the exercisability of Awards or to waive the restrictions and conditions applicable to Awards.

        The maximum number of shares of Common Stock that may currently be made the subject of Awards granted under the 1997 LTIP is 9,600,000 (which, after giving effect to the Amendment, will be increased to 11,100,000), in addition to the Substitute and Spin-off Options that, as described below, were issued pursuant to the 1997 LTIP in connection with the Spin-off; provided, however, that in the aggregate, not more than 200,000 shares (which, after giving effect to the Amendment, will be increased to 1,100,000 shares) of Common Stock may be made the subject of Awards other than options. The maximum number of shares with respect to which options (other than Substitute and Spin-off Options) and other Awards may be granted to any individual in any three calendar year period is 750,000. The maximum dollar amount of cash or the fair market value of shares of Common Stock that may be granted to any individual in any calendar year with respect to performance units denominated in dollars is $1 million (which, after giving effect to the Amendment, will be increased to $2,000,000).

        In the event of a change in capitalization, however, the Committee may adjust the maximum number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award (including the Substitute and Spin-off Options) is canceled or expires or terminates or is settled in cash (including the settlement of tax withholding obligations using shares of

Common Stock) without having been exercised, the shares of Common Stock subject to that Company Award again become available for granting under the 1997 LTIP. After giving effect to the Amendment, grants of performance units denominated in dollars will not reduce the number of shares of Common Stock available for Awards under the 1997 LTIP, but rather will only be reduced if such performance unit is ultimately settled in whole or in part in shares of Common Stock. In addition, the Amendment requires that no reduction will occur for any Award that cannot be settled in shares of Common Stock. If any option is exercised by tendering shares of Common Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of shares available under the 1997 LTIP will be increased by the number of shares so tendered.

ELIGIBILITY

        Generally, employees and nonemployee directors of the Company or any of its subsidiaries are eligible to participate in the 1997 LTIP. As described below, awards of Formula Director Options are granted on each third anniversary of each nonemployee director's first appointment to the Board. In addition, Awards of unrestricted stock are also granted with respect to 1,000 shares of Common Stock to each nonemployee director of the Company upon his or her initial election to the Board.

        Other Awards are made to eligible individuals in the discretion of the Committee and therefore, who will receive a future grant of such Awards is not determinable at this time. However, typically these Awards are only made to the key employees of the Company and its nonemployee directors. As of March 11, 2004 there were 9 executive officers, approximately 500 other employees and five current nonemployee directors who currently hold Awards under the 1997 LTIP.

OPTIONS

        Pursuant to the 1997 LTIP, the Committee will grant to each nonemployee director of the Company nonqualified stock options to purchase 20,000 shares of Common Stock in connection with his or her initial election to the Board and an additional option in respect of 20,000 shares of Common Stock on each third anniversary of each nonemployee director's first appointment to the Board, if such nonemployee director is still serving on the Board ("Formula Director Options"). The per share exercise price of the Formula Director Options is equal to 100% of the fair market value of the Company's Common Stock on the grant date. Each Formula Director Option will have a ten-year term and will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the grant date. Except as otherwise provided in an option agreement, if a nonemployee director ceases to serve as a director of the Company for any reason, his or her Formula Director Options will be exercisable, during their remaining terms, to the extent that they were exercisable on the date the director ceased to serve as a director.

        In addition, the Committee may grant nonqualified stock options and incentive stock options to any eligible employee of the Company or its subsidiaries. The per share exercise price of the options is fixed by the Committee when the options are granted and must be at least 100% of the fair market value of the Company's Common Stock on the Grant Date of the option (110% in the case of an incentive stock option granted to a 10% owner).

        Each option (other than Formula Director Options) will be exercisable at the times and in the installments determined by the Committee, commencing not earlier than the first anniversary of the grant date of the option. Typically, the options are granted with a three-year or four-year ratable vesting schedule. In addition, the Committee reserves the authority to accelerate the exercisability of any option (other than Formula Director Options).

        Notwithstanding the foregoing, all outstanding options will become fully exercisable upon a change in control. A "change of control" under the 1997 LTIP means, generally: (i) the acquisition by any person of beneficial ownership of voting securities resulting in such person beneficially owning 33% or more of the combined voting power of the Company's then outstanding voting securities; (ii) the individuals who, as of July 23, 1997, the date the 1997 LTIP was adopted, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; or (iii) the consummation of (A) a merger, consolidation or reorganization involving the Company unless: (1) the stockholders of the Company, immediately before such merger, consolidation etc. own, following such merger, consolidation or reorganization at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as before the merger, consolidation or reorganization; and (2) the members of the Incumbent Board immediately prior to the merger, consolidation or reorganization constitute at least a majority of the Board of the surviving corporation; and (3) no person has beneficial ownership of 33% or more of the combined voting power of the surviving corporation's then outstanding voting securities; (B) a complete liquidation or dissolution of the Company; or (C) the disposition of all or substantially all of the assets of the Company.

        Each option (other than Formula Director Options) terminates at the time determined by the Committee, except that the term of each such option may not exceed ten years (five years in the case of an incentive stock option granted to a 10% owner). Unless set forth in the applicable option agreement, options are not transferable by the grantee except by will or the laws of descent and distribution (or, with respect to a nonqualified stock option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act)) and may be exercised during the grantee's lifetime only by the grantee or the grantee's guardian or legal representative; provided, however, that the Committee may set forth in the option agreement evidencing a nonqualified stock option at the time of the grant or thereafter, that the Award may be transferred to members of the grantee's immediate family, to trusts solely for the benefit of such immediate family members and/or to partnerships in which such family members and/or trusts are the only partners. In the discretion of the Committee, the purchase price for shares acquired pursuant to the exercise of an option may be paid (i) in cash, (ii) by transferring shares of unrestricted Common Stock to the Company held for at least months, or (iii) by a combination of the foregoing.

RESTRICTED STOCK

        The Committee will determine, when each restricted stock Award is made, the terms of such restricted stock Award, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares and the time or times when the restrictions will lapse; provided, however, that, except in the case of shares of restricted stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the grantee's termination of employment, as determined by the Committee and set forth in an Award agreement, such restrictions shall not lapse prior to the third anniversary of the grant date. In addition, when restricted stock is granted under the 1997 LTIP, the Committee may, in its discretion, decide: (i) whether dividends paid on the restricted stock will be remitted to the grantee or deferred until the restrictions on the restricted stock Award lapse; (ii) whether any deferred dividends will be invested in additional shares of the Common Stock; (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock; (iv) whether any dividends paid on the restricted stock Award will be subject to the restrictions applicable to the restricted stock Award; and (v) whether, and to what extent, the restrictions on the restricted stock shall lapse upon a change in control.

PERFORMANCE UNITS AND PERFORMANCE SHARES

        The Committee may grant performance units or performance shares to any eligible employee. Before the grant of any performance unit or performance share, the Committee will (i) designate a measuring period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained; (ii) determine performance goals applicable to such grant; and (iii) assign a performance percentage to each level of attainment of performance goals during the measuring period. Prior to this Amendment, the performance goals applicable to performance units or performance shares could, in the discretion of the Committee, be based on stock price, earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. After giving effect to the Amendment, the performance goals applicable to performance units or performance shares may, in the discretion of the Committee, be based also on any of the following: revenues, overall revenue or sales growth, expense reduction or management, market position, total shareholder return, return on investment, earnings before interest and taxes (EBIT), net income, return on net assets, economic value added, shareholder value added, cash flow return on investment, net operating profit, net operating profit after tax, return on capital, and return on invested capital, or any combination of the foregoing or as may be combined with the business criteria currently set forth in the 1997 LTIP. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

        At the time of grant or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as "qualified performance-based compensation," the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

        Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute "qualified performance-based compensation" made to a grantee who is subject to Section 162(m) of the Internal Revenue Code, the Committee shall certify in writing that the applicable performance goals have been satisfied. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of Awards, including those applicable in the event of the grantee's termination of employment or a change of control. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of vested performance units will be made in cash, shares of Common Stock or any combination of the foregoing, as determined by the Committee. Performance shares are initially denominated in shares of Common Stock, but the Committee may ultimately settle performance share Awards in cash, shares of Common Stock or a combination thereof, at its discretion.

PHANTOM STOCK

        The Committee may grant phantom stock to employees, subject to the terms and conditions established by the Committee. Upon the vesting of a phantom stock Award, the grantee will be entitled to receive a cash payment in respect of each share of phantom stock equal to the fair market value of a share of Common Stock as of the date the phantom stock Award was granted or such other date as determined by the Committee when the phantom stock Award was granted. The Committee may, when a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the Committee may settle phantom stock Awards with shares of Common Stock having a fair market value equal to the cash payment to which the grantee is entitled.

TANDEM AWARDS

        The 1997 LTIP provides that the Committee may grant any Award in tandem with another Award. Unless otherwise provided by the Committee, upon the exercise, payment or forfeiture of one tandem Award, the related tandem Award will be canceled to the extent of the number of shares as to which the tandem Award is so exercised, paid or forfeited.

AMENDMENT AND TERMINATION

        The 1997 LTIP will terminate on July 23, 2007, the tenth anniversary of its adoption. However, the Board of Directors may sooner terminate or amend the 1997 LTIP at any time without stockholder approval, except where stockholder approval is required to retain the favorable tax treatment of incentive stock options under the Internal Revenue Code, to permit transactions in Common Stock under the 1997 LTIP to be exempt from potential liability under Section 16(b) of the Exchange Act, to qualify the shares offered under the 1997 LTIP for listing on any securities exchange, or as otherwise required by law. The termination of the 1997 LTIP will not affect then outstanding Awards.

SUBSTITUTE OPTIONS AND SPIN-OFF OPTIONS

        On August 1, 1997, "Substitute Options" were issued under the 1997 LTIP to officers, key employees and certain nonemployee directors of the Company and "Spin-off Options" were issued to certain former directors of General Instrument Corporation to replace options awarded under the General Instrument Corporation 1993 Long-Term Incentive Plan. The terms and conditions of each Substitute and Spin-off Option issued under the 1997 LTIP, including, without limitation, the time or times when, and the manner in which, each shall be exercisable, the duration of the exercise period, the permitted method of exercise, settlement and payment, and the rules that shall apply in the event of termination of employment, were the same as those of the surrendered award it replaced.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE 1997 LTIP

        Incentive Stock Option ("ISO"). In general, a grantee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a grantee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date that is three months before the date of exercise (one year preceding the date of exercise in the case of a grantee whose employment is terminated due to disability). The employment requirement does not apply where a grantee's employment is terminated due to his or her death.

        If a grantee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the grantee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax. If a grantee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the grantee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will generally be capital gain. If the grantee sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, the Company and its subsidiaries will be allowed a business expense deduction to the extent a grantee recognizes ordinary income.

        Nonqualified Stock Option. In general, a grantee who receives a nonqualified stock option will recognize no income at the time of the grant of the option. In general, upon exercise of a nonqualified stock option, a grantee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act.

        Other Tax Information. Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a grantee may be subject to a 20% excise tax and the Company and its subsidiaries may be denied a tax deduction.

        Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for "qualified performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the 1997 LTIP with the intention that compensation resulting from the exercise of options, and from performance shares and performance units, can qualify as "qualified performance-based compensation" and, if so qualified, would be deductible.

        The Board of Directors recommends a vote "FOR" Proposal Two, the approval of the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan.

PROPOSAL THREE: RE-APPROVAL OF MATERIAL
TERMS OF PERFORMANCE GOALS UNDER
THE ANNUAL INCENTIVE PLAN

PURPOSE OF THE PROPOSAL

        Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder provide that the Company may not deduct remuneration in excess of $1 million for services performed by any employee who, on the last day of the taxable year, was the chief executive officer or among the four other highest compensated executive officers of the Company whose compensation is reported in the Summary Compensation Table. The deduction limit described in the preceding sentences will not apply, however, to any compensation that constitutes "qualified performance-based compensation." "Qualified performance-based compensation," which can include compensation derived from cash bonus compensation, is compensation that meets certain conditions under the Internal Revenue Code and the regulations thereunder. One of these conditions is periodic shareholder approval of the material terms of the performance goals under which the compensation is paid.

        The Company's Annual Incentive Plan contains features designed to comply with this exemption for "qualified performance-based compensation." As such, the Company asks that the stockholders reapprove the material terms of the performance goals to which cash awards may be subject under the Annual Incentive Plan to give the Committee the ability to structure cash bonuses for the Chief Executive Officer that qualify as "qualified performance-based compensation" and, thus, are fully deductible by the Company for tax purposes. The material terms of these performance goals have not been changed since the plan was previously submitted to stockholders for approval on May 1, 1998. If the Company's stockholders do not approve these material terms at the Annual Meeting, no cash bonuses will be made under the Annual Incentive Plan to any named executive officer if such payment would not be deductible to the Company by reason of the application of Section 162(m).

MATERIAL TERMS OF THE PERFORMANCE GOALS

        The material terms of the performance goals for cash bonus awards under the Annual Incentive Plan consist of (i) the class of employees eligible to receive these awards; (ii) the types of business criteria on which the payouts for performance share and performance unit awards are based; and (iii) the maximum amounts of cash or shares that can be provided during a specified period to any employee for these types of awards under the Annual Incentive Plan.

        Eligible Class. Any of the Company's and its subsidiaries' approximately 400 exempt employees are currently eligible to participate in the Annual Incentive Plan for any performance period. However, participation is generally limited to those key employees who, because of their significant impact on the current and future success of the Company, the Committee or Chief Executive Officer selects.

        Business Criteria. To determine the payments of cash bonuses subject to performance goals, the Committee sets performance goals, target award percentages and financial targets with respect to the executive officers of the Company and the Chief Executive Officer sets performance goals, target award percentages and financial targets with respect to all other employees. These goals, percentages and targets will be used to determine awards for specified performance periods, generally one-year in duration. Financial targets, for any performance period, may be expressed in terms of earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Generally, a participant earns an award for a performance period based on the Company's and/or his or her operating unit's achievement of the applicable financial target(s). In addition, the award for each participant (other than the Chief Executive Officer) may be adjusted based on the participants' personal performance percentage.

        Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. To the extent permitted under Section 162(m) without adversely affecting the treatment of the cash bonus award as "qualified performance-based compensation," the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

        Maximum Amounts. The maximum award that any participant (other than the Chief Executive Officer) may receive for any performance period is 150% of the participant's target award for that performance period. The maximum award the Chief Executive Officer may receive for any performance period is $1.5 million.

OTHER MATERIAL FEATURES OF THE ANNUAL INCENTIVE PLAN

GENERAL

        The Annual Incentive Plan is intended to provide a means of annually rewarding certain employees based on the performance of the Company and/or its operating units. The Annual Incentive Plan is designed to qualify the compensation payable to the Company's Chief Executive Officer under the Annual Incentive Plan as "qualified performance-based compensation" eligible for exclusion from the tax deduction limitation of Section 162(m) of the Code. See "Certain Federal Income Tax Consequences," below. The reapproval by stockholders of the material terms of the performance goals, and the certification by the Committee that the performance goals and other material terms were in fact satisfied, will be a condition to the payment of compensation to the Chief Executive Officer pursuant to the Annual Incentive Plan.

        The principal provisions of the Annual Incentive Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the Annual Incentive Plan, included as Appendix C to this Proxy Statement.

PURPOSE OF ANNUAL INCENTIVE PLAN

        The purpose of the Annual Incentive Plan is to enhance the Company's ability to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and/or its operating units and secondarily based on the achievement of personal performance objectives.

ELIGIBILITY

        As discussed above, any of the approximately 400 exempt employees of the Company and its subsidiaries are currently eligible to participate in the Annual Incentive Plan for any performance period. However, participation is generally limited to those key employees who, because of their significant impact on the current and future success of the Company, the Committee or Chief Executive Officer selects.

        Generally, to be eligible to receive an award in respect of any performance period, an employee shall have had at least three months active tenure during such performance period and be actively employed by the Company on the award payment date. If an employee becomes a participant during a performance period, such participant's award will be prorated based on the number of days that he or she is a participant, unless, with respect to employees other than the Chief Executive Officer, the Committee otherwise determines.

ADMINISTRATION

        The Annual Incentive Plan will be administered by the Committee with respect to participants who are executive officers of the Company and by the Chief Executive Officer with respect to all other participants. Each member of the Committee shall be an "outside director" within the meaning of the regulations promulgated under Section 162(m) of the Internal Revenue Code. The Committee and the Chief Executive Officer, as the case may be, shall have full authority to establish the rules and regulations relating to the Annual Incentive Plan, to interpret the Annual Incentive Plan and those rules and regulations, to select participants in the Annual Incentive Plan, to determine the Company's and, if applicable, each operating unit's, financial target(s) and each participant's target award percentage for each performance period, to approve all the awards, to decide the facts in any case arising under the Annual Incentive Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Annual Incentive Plan, including the delegation of such authority or power, where appropriate.

DETERMINATION OF AWARDS

        Prior to, or as soon as practicable following, the commencement of each performance period, the Committee with respect to executive officers of the Company and the Chief Executive Officer with respect to all other employees shall determine the employees who will participate in the Annual Incentive Plan during that performance period and determine each such participant's target award percentage and the financial target(s) for that performance period.

        Generally, as described above, a participant earns an award for a performance period based on the Company's and/or his or her operating unit's achievement of the applicable financial target(s). In addition, the award for each participant (other than the Chief Executive Officer) may be adjusted based on the participants' personal performance percentage.

CHANGES TO THE TARGET

        The Committee, with respect to participants who are executive officers of the Company, and the Chief Executive Officer, with respect to all other participants, may at any time prior to the final determination of awards change the target award percentage of any participant (other than the Chief Executive Officer) or assign a different target award percentage to a participant (other than the Chief Executive Officer) to reflect any change in the participant's responsibility level or position during the course of the performance period.

        The Committee, with respect to participants who are executive officers, and the Chief Executive Officer, with respect to all other participants, may at the time financial target(s) are determined for a performance period, or at any time prior to the final determination of awards in respect of that performance period to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder without adversely affecting the treatment of the award as "qualified performance-based compensation," provide for the manner in which performance will be measured against the financial target(s) or personal performance goal, if applicable, (or to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder without adversely affecting the treatment of an award as "qualified performance-based compensation," may adjust the financial target(s)) to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

PAYMENT OF AWARDS

        Generally, each award to the extent earned is paid in a single lump sum cash payment, in no event later than 120 days following the performance period. The Committee certifies the amount of the Chief Executive Officer's award prior to payment thereof.

        If a change of control (which definition is the same as that under the 1997 LTIP) occurs, the Company, within 60 days thereafter, pays to each participant an award that is calculated assuming that all performance percentages are 100%, prorated to the date of the change of control based on the number of days that have elapsed during the performance period through the date of the change of control.

LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

        No participant shall have any right to receive payment of an award under the Annual Incentive Plan for a performance period unless the participant remains in the employ of the Company through the payment date of the award for such performance period. However, if the participant has active service with the Company or a subsidiary for at least three months during any performance period, but, prior to payment of the award for such performance period, a participant's employment with the Company terminates due to the participant's death, disability or, except in the case of the Chief Executive Officer, retirement or such other special circumstances as determined by the Chief Executive Officer on a case by case basis, the participant (or, in the event of the participant's death, the participant's estate or beneficiary) shall remain eligible to receive a prorated portion of any earned award.

AMENDMENT AND TERMINATION

        The Committee may at any time amend or terminate (in whole or in part) the Annual Incentive Plan. No such amendment that adversely affects a participant's rights to or interest in an award earned prior to the date of the amendment shall be effective unless the participant shall have agreed thereto.

NON-TRANSFERABILITY

        Except in connection with the death of a participant, a participant's right and interest under the Annual Incentive Plan may not be assigned or transferred. Any attempted assignment or transfer will be null and void and will extinguish, in the Company's sole discretion, the Company's obligation under the Annual Incentive Plan to pay awards with respect to the participant.

UNFUNDED STATUS

        The Plan will be unfunded. The Company will not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of awards.

2003 AWARDS MADE UNDER THE 1997 LTIP AND THE ANNUAL INCENTIVE PLAN

        Grants under the 1997 LTIP are made at the discretion of the Committee, and, accordingly, future grants under the 1997 LTIP are not yet determinable. Future awards under the Annual Incentive Plan are not determinable because they depend upon certain unknown factors, including the extent to which the financial targets for any performance period are achieved. The following table sets forth information concerning (i) the amounts that have been paid pursuant to the Annual Incentive Plan with respect to performance in the year ended December 31, 2003, and (ii) options granted under the 1997 LTIP during the year ended December 31, 2003. On January 20, 2004, options to purchase a total of 1,250 shares of Common Stock were granted to two employees (who were not executive officers) of the Company. In addition, in December 2003, options to purchase 19,850 shares of Common Stock were granted to certain foreign employees of the Company; however, these option grants were subject to a legally-mandated acceptance period, which expired in 2004. These awards are not necessarily indicative of the awards that may be made in the future under either of the programs.

NEW PLAN BENEFITS

NAME AND POSITION	AWARDS UNDER ANNUAL INCENTIVE PLAN ($)	SHARES SUBJECT TO OPTIONS GRANTED UNDER THE 1997 LTIP (#)
Frank M. Drendel	$384,052	130,200
Chairman and Chief Executive Officer
Brian D. Garrett	$189,674	50,300
President and Chief Operating Officer
Jearld L. Leonhardt	$156,878	33,500
Executive Vice President and Chief Financial Officer
Edward A. Hally	$125,805	39,500
Executive Vice President and General Manager, Wireless Solutions
Gene W. Swithenbank	$110,491	24,500
Executive Vice President, Global Broadband Solutions, Sales and Marketing
All current executive officers as a group (9 persons including those named above)	$1,353,216	371,400
All current directors (including nominees for director) who are not executive officers as a group (5 persons)	$-0-	70,000
All employees, including all current officers who are not executive officers, as a group	$2,163,731	775,734

        The per share closing price of the Common Stock on March 19, 2004, as reported on the NYSE Composite Tape, was $16.48.

        The Board of Directors recommends a vote "FOR" Proposal Three, to reapprove the material terms of the performance goals set forth under the Annual Incentive Plan as required under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder.

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF AUDITOR

        The Audit Committee has appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2004 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

        Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Audit Committee in determining whether to continue with the services of Deloitte & Touche LLP.

INDEPENDENT AUDITORS

Audit Fees

        The aggregate fees and expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective worldwide affiliates ("Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for those years amounted to $343,561 and $359,825, respectively.

Audit-Related Fees

        The aggregate fees and expenses billed by Deloitte for assurance and other services reasonably related to the performance of the audit or review of the Company's financial statements (other than those described above under "Audit Fees") for the fiscal years ended December 31, 2003 and 2002 amounted to $330,311 and $39,746, respectively. Such services consisted of planning and implementation assistance related to benefit plans, statutory audits and the Sarbanes-Oxley Act of 2002 and reviews of financial statements and other due diligence services pertaining to potential business acquisitions and dispositions, including accounting and financial reporting matters and merger integration assistance.

Tax Fees

        For the fiscal years ended December 31, 2003 and 2002, respectively, tax fees billed by Deloitte consisted solely of tax compliance fees of $288,295 and $263,599, respectively. Tax compliance fees consisted primarily of the preparation of original and amended tax returns, claims for refunds and tax payment planning services. The Company did not incur any tax consultation and planning fees during the fiscal years ended December 31, 2003 and 2002.

All Other Fees

        The Company did not have any fees billed by Deloitte for products and services other than those described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees" for the fiscal year ended December 31, 2003. For the fiscal year ended December 31, 2002, fees for such other services billed by Deloitte amounted to $5,000, and were related to financial information systems design and implementation.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the Company's independent auditors (the "Policy") prior to the engagement of the independent auditors with respect to such services.

        Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor's independence. All audit services, audit-related services, tax services and other services provided by Deloitte & Touche LLP for 2003 were pre-approved by the Audit Committee.

        The Board of Directors recommends a vote "FOR" Proposal Four, the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditor for the 2004 fiscal year.

STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2005 ANNUAL MEETING

        Stockholders who intend to present proposals at the 2005 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, and such notice must be received no later than November 26, 2004. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 2005 Annual Meeting of Stockholders.

        In addition, under the Company's By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

SOLICITATION OF PROXIES

        Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of approximately $7,000 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

OTHER MATTERS

        The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

        The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, Attention: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,
Frank B. Wyatt, II Secretary

Dated: March 26, 2004
Hickory, North Carolina

Appendix A

COMMSCOPE, INC.

Audit Committee Charter

Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of CommScope, Inc. (the "Corporation") is to: (a) oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation; (b) prepare a report for inclusion in the Corporation's Annual Proxy Statement in compliance with applicable federal securities laws; and (c) assist the Board to oversee:

  •
  the integrity of the Corporation's financial statements and the appropriateness of the Corporation's accounting policies and procedures;

  •
  the Corporation's compliance with legal and regulatory requirements;

  •
  the external auditor's qualifications and independence;

  •
  the performance of the Corporation's internal audit function and external auditor; and

  •
  the sufficiency of the external auditor's review of the Corporation's financial statements.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the duty of the Committee to conduct investigations, as necessary, and to resolve disagreements, if any, between management and the external auditor.

Charter

        The scope of the Committee's responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements are set forth in this charter (the "Charter"), which has been adopted and approved by the Board and may be amended by the Board from time to time in compliance with applicable laws, rules and regulations, including the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange (collectively, the "Applicable Rules"). On an annual basis, the Committee shall review and reassess the adequacy of the Charter and evaluate the Committee's performance and recommend any changes to the Board. A copy of the Charter will be attached as an appendix to the Corporation's annual proxy statement at least once every three years and will be included on the Corporation's website.

Composition

        The Committee shall consist of at least three directors, all of whom shall have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation, as determined in accordance with Applicable Rules. Each Committee member shall be financially literate as required by Applicable Rules or shall become financially literate within a reasonable time after his or her appointment to the Committee. At least one Committee member must be a financial expert and must have accounting or related financial management expertise each as defined by Applicable Rules. If a member serves on the audit committee of more than two other public companies, such member shall inform the Committee and the Committee shall recommend to the Board, and the Board shall determine, whether such simultaneous service would impair the ability of such member effectively to serve on the Committee.

        The Committee shall be appointed by the Board, and one Committee member shall be designated as the Chairman. The Board may remove a member at any time.

        The Chief Financial Officer of the Corporation shall be the member of management to serve in a liaison capacity with respect to the Committee.

        The only compensation a Committee member may receive from the Corporation shall be compensation determined by the Board in compliance with Applicable Rules.

        At its discretion, the Committee shall have direct access to the external auditor, internal auditor, General Counsel, the Controller and any other employee of the Corporation. All employees will be directed to cooperate in providing any information as requested by members of the Committee. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and may, as appropriate, obtain outside advice and assistance from legal, accounting and other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors and for the Committee's ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

Meetings

        The Committee will meet at least four times during each calendar year. Additional meetings may be called by the Chairman whenever circumstances warrant. The Corporation shall provide prior notice for any meeting of the Committee and shall circulate an agenda and written materials with adequate notice to permit appropriate preparation for the meeting.

        The Committee will receive from management the Corporation's financial results each quarter as well as an oral report from the external auditor describing their SAS 100 review and any other reports required to be prepared or filed under Applicable Rules. The Committee shall direct management and the external auditor to communicate directly to the Committee any significant matters required to be discussed under SAS 61, as amended, each quarter.

        Officers and employees of the Corporation, as well as representatives of the external auditor, may be asked to attend meetings of the Committee by the Chairman or a member of the Committee. The Committee may meet without non-committee members for all or any portion of a meeting at the request of the Chairman or a member of the Committee.

        A majority of the members of the Committee shall constitute a quorum for the transaction of business. Committee members may attend meetings in person, by conference call or through other means by which each member may hear and be heard by each other member, and the Committee may also act by written consent.

Authority and Specific Duties

        The Committee is granted the authority and is required to perform each of the specific duties enumerated below.

  External Auditor Retention

        1.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the external auditor of the Corporation, including resolution of disagreements between management and the auditor regarding financial reporting. Subject to Applicable Rules for stockholder consent, the Committee shall have the sole authority to retain and replace the Corporation's external auditor. The external auditor shall report directly to the Committee. The

Corporation shall provide appropriate funding for payment of compensation to the external auditor, as determined by the Committee.

        2.    The Committee shall obtain annually from the external auditor a written list of all of their relationships with, and professional services provided to, the Corporation and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Committees and Applicable Rules. The Committee shall also review no less frequently than annually a report from the external auditor regarding (a) the external auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the external auditor, (c) any steps taken to deal with any such issues and (d) all relationships between the external auditor and the Corporation.

        3.    The Committee shall evaluate the qualifications, performance and independence of the external auditor and the lead partner of the external audit team, taking into account the opinions of management and the internal auditors. In this context to the extent the Committee deems it desirable or appropriate, the Committee should consider whether the external auditor's quality controls are adequate; whether the provision of non-audit services, if any, is compatible with maintaining the external auditor's independence; and whether, in order to assure continuing auditor independence, there should be a regular rotation of the external auditor. The Committee shall present its conclusions to the Board and take such additional actions as it deems appropriate to satisfy itself of the qualifications, performance and independence of the Corporation's external auditor.

        4.    The Committee shall, and shall have sole authority to, pre-approve (A) all audit services, and (B) non-audit services, which means any professional services provided to the Corporation by the external auditor other than those provided to the Corporation in connection with an audit or a review of the financial statements of the Corporation, in either case to be provided to the Corporation by the external auditor as required by and to the extent permissible under Applicable Rules. The Committee may adopt a formal pre-approval policy. The Committee may delegate pre-approval authority to one or more members of the Committee.

        5.    The Committee shall be responsible for overseeing the compliance by the Corporation and the external auditor with the requirements imposed by the Public Company Accounting Oversight Board (the "Oversight Board"). The Committee should request and receive assurances from the external auditor that it has complied with Section 10A of the Securities Exchange Act of 1934, the rules and policies of the Oversight Board and all other Applicable Rules.

        6.    The Committee shall require the external auditor to rotate the lead audit partner at least every five years as necessitated under Applicable Rules.

        7.    The Committee will set clear policies regulating the Corporation's hiring of any employees or former employees of the external auditor.

  Performance of Audit

        8.    The Committee shall review with the external auditor, and approve, the scope of their examination prior to the initiation of the audit. The Committee shall confirm with the external auditors that the examination is in accordance with U.S. generally accepted auditing standards.

        9.    The Committee shall inquire as to the extent to which external accountants other than the principal external auditor are used and understand the rationale for using them and the extent of the review of their work to be performed by the principal external auditor.

        10.    The Committee shall timely obtain and review reports from the external auditor relating to its performance of the audit, in accordance with Applicable Rules.

        11.    The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

        12.    The Committee shall review with the external auditor any audit problems or difficulties and management's response, including whether there were any (i) restrictions on the scope of the external auditor's activities or on access to requested information, and (ii) significant disagreements with management. To the extent that the Committee deems it desirable or appropriate, the Committee may also review with the external auditor whether there were any accounting adjustments that were noted or proposed by the external auditor but were passed as immaterial or otherwise. To the extent that the Committee deems it desirable or appropriate, the Committee should discuss with the external auditor whether there were any accounting or disclosure issues not resolved to the satisfaction of the external auditor.

        13.    To the extent that the Committee deems it desirable or appropriate, the Committee should review with the external auditors material written communications between the external auditor and management, regarding any management letter, internal control letter or schedule of unadjusted differences.

        14.    To the extent that the Committee deems it desirable or appropriate, the Committee should discuss with the external auditor issues on which the external auditor's national office was consulted by the Corporation's external audit team respecting auditing or accounting issues presented by the engagement.

  Disclosure and Financial Reporting

        15.    The Committee shall, prior to filing with the Securities and Exchange Commission, review, and discuss with management and the external auditor, the Corporation's financial statements and other statements contained in the annual report on Form 10-K and in quarterly reports on Form 10-Q, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". The Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation's annual reports on Form 10-K.

        16.    To the extent that the Committee deems it desirable or appropriate, the Committee should review any required management internal control report prior to its inclusion in the annual report on Form 10-K.

        17.    The report of the Committee, and other required disclosure items related to the Committee and the external auditor, shall be prepared and included in the annual proxy materials in accordance with Applicable Rules.

        18.    The Committee must discuss with management and the external auditor, as appropriate, the type and presentation of information to be included in the Corporation's earnings press releases (in particular, the use of "pro forma" or "adjusted" non-GAAP information), and financial information and earnings guidance provided to analysts and rating agencies. The Committee may discuss such matters generally (i.e., discuss the types of information to be disclosed and the type of presentation to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation provides earnings guidance.

        19.    The Committee must review and discuss financial reporting and disclosure items required by the Applicable Rules, including without limitation:

  •
  major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

  •
  analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

  •
  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

  •
  with respect to each audit, a report from the external auditor relating to (1) all critical accounting policies and practices to be used in the audit, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences; and

  •
  the certifications required from management under sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

        20.    To the extent the Committee deems it desirable or appropriate, the Committee should review and discuss:

  •
  special purpose entities and off-balance sheet transactions;

  •
  related party transactions;

  •
  the nature of any material correcting adjustments identified by the external auditor;

  •
  significant unusual transaction; and

  •
  the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements.

        In accordance with Applicable Rules, the Committee should address the above matters with the external auditors, management and the internal auditors, in each case separately or together as the Committee deems appropriate.

  Other topics that the Committee should periodically specifically address:

        21.    Legal and Regulatory Compliance.    To the extent that the Committee deems it desirable or appropriate, the Committee should review and discuss:

  •
  the Corporation's compliance with legal and regulatory requirements;

  •
  correspondence with regulators or governmental agencies; and

  •
  confirmation from the General Counsel of the results of the senior management certification process regarding compliance with laws and regulations.

        22.    Risk Management.    The Committee shall review the Corporation's policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which risk management is handled. To the extent the Committee deems it desirable or appropriate, the Committee should discuss the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        23.    To the extent the Committee deems it desirable or appropriate, the Committee should address whether there are any matters (including matters affecting the independence of the external auditor) that should be discussed with the Committee that have not been raised or covered elsewhere.

  Oversight of Internal Audit Function and Internal Controls.

        24.    The Committee shall discuss with the chief financial officer, the internal audit staff and the external auditor, as appropriate, the internal audit function, the adequacy and scope of the annual internal audit plan, budget and staffing and any recommended changes in the planned scope of the internal audit function. The Committee shall have the authority to modify or supplement the internal audit plan. The internal audit staff may at any time, at their option or when so directed by the Committee, report on any matter directly to the Committee.

        25.    The Committee shall periodically review the work and performance of the internal audit staff.

        26.    The Committee shall review on an annual basis the adequacy of internal controls, steps adopted in light of material control deficiencies and significant internal control recommendations identified through the internal or external audit process.

        27.    To the extent the Committee deems it desirable or appropriate, the Committee should review and discuss with management and the external auditors the assessment of internal controls and the internal control report made by management, and the attestation and report related to the assessment of internal controls by the external auditor, in each case required by Applicable Rules.

        28.    Whistleblowing.    The Committee shall establish procedures for (A) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting matters, internal accounting controls or auditing matters and (B) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  General Compliance and Oversight

        29.    Meeting Separately with the Parties Involved.    In performing its duties and in accordance with Applicable Rules, the Committee shall periodically meet separately with management, with internal auditors (or, if for any reason, the Company does not have internal auditors including death, disability, retirement or termination of the internal auditors, such other personnel responsible for the internal audit function) and with the external auditor.

        30.    The Committee shall report to the Board on a regular basis regarding the matters that it oversees, including any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the external auditor, and the performance of the internal audit function.

        31.    The Committee shall annually review and evaluate its own performance.

        32.    The Committee shall investigate, to the extent necessary or appropriate, any matter brought to the Committee's attention within the scope of its duties.

        33.    The Committee shall have the authority to establish other rules and operating procedures in order to fulfill its obligations under this Charter and Applicable Rules.

Appendix B

AMENDED AND RESTATED

COMMSCOPE, INC.

1997 LONG-TERM INCENTIVE PLAN

(as amended and restated effective May 7, 2004)

B-i

10.	Effect of Certain Transactions.	B-14
11.	Mandatory Withholding Taxes.	B-14
12.	Termination of Employment.	B-15
13.	Securities Law Matters.	B-15
14.	No Funding Required.	B-15
15.	No Employment Rights.	B-15
16.	Rights as a Stockholder.	B-16
17.	Nature of Payments.	B-16
18.	Non-Uniform Determinations.	B-16
19.	Adjustments.	B-16
20.	Amendment of the Plan.	B-17
21.	Termination of the Plan.	B-17
22.	No Illegal Transactions.	B-17
23.	Governing Law.	B-17
24.	Severability.	B-17
25.	Translations.	B-17

B-ii

        1.    Establishment, Purpose and Effective Date.

          (a)    Establishment.    The Company hereby establishes the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

          (b)    Purpose.    The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

          (c)    Effective Date.    The Plan shall become effective upon its adoption by the Board.

        2.    Definitions.    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

    (a)
    "Award" means Options, shares of restricted Stock, performance units, performance shares or Director's Shares granted under the Plan.

    (b)
    "Award Agreement" means the written agreement by which an Award is evidenced.

    (c)
    "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

    (d)
    "Board" means the board of directors of the Company.

    (e)
    "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

    (f)
    "Change of Control" means, any of the following:

              (i)  the acquisition by any Person of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the

    Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

             (ii)  the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (iii)  consummation of:

              (A)  a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

              (1)   the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

              (2)   the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

              (3)   no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

              (B)  a complete liquidation or dissolution of the Company; or

              (C)  the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

    (g)
    "Committee" means the committee of the Board appointed pursuant to Article 4.

    (h)
    "Company" means CommScope, Inc., a Delaware corporation.

    (i)
    "Director's Shares" means the shares of Stock awarded to a nonemployee director of the Company pursuant to Article 6(g).

    (j)
    "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

    (k)
    "Effective Date" means the date that the Plan is adopted by the Board.

    (l)
    "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

              (i)  if the security is listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the security on such date on the New York Stock Exchange, or if there has been no such closing price of the security on such date, on the next preceding date on which there was such a closing price, or

             (ii)  if the security is not so listed, but is listed on another national securities exchange, the closing price at the close of the primary trading session of the security on such date on such exchange, or if there has been no such closing price of the security on such date, on the next preceding date on which there was such a closing price, or

            (iii)  if the security is not listed for trading on the New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the security on such date as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such price shall have been so quoted for such date, on the next preceding date for which such price was so quoted, or

            (iv)  if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ, the fair market value of the security as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code.

    (m)
    "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

    (n)
    "Grantee" means an individual who has been granted an Award.

    (o)
    "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

    (p)
    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

    (q)
    "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

    (r)
    "Minimum Consideration" means the $.01 par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

    (s)
    "1934 Act" means the Securities Exchange Act of 1934, as amended.

    (t)
    "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

    (u)
    "Option" means an option to purchase Stock granted or issued under the Plan, including Substitute and Spin-off Options.

    (v)
    "Option Price" means the per share purchase price of (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

    (w)
    "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code and the regulations promulgated thereunder.

    (x)
    "Performance Percentage" has the meaning specified in Article 6(f)(ii)(C).

    (y)
    "Person" means a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

    (z)
    "Plan" has the meaning set forth in Article 1(a).

    (aa)
    "SEC" means the Securities and Exchange Commission.

    (bb)
    "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

    (cc)
    "Spin-off Option" means an Option that has been issued under this Plan to certain named persons pursuant to the Employee Benefits Allocation Agreement between General Semiconductor, Inc. ("GS"), CommScope, Inc. and the Company, dated June 25, 1997, as amended, modified, or otherwise supplemented (the "Benefits Agreement").

    (dd)
    "Stock" means common stock, par value $.01 per share, of the Company.

    (ee)
    "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Internal Revenue Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options, any entity, whether or not incorporated, in which the Company directly or indirectly owns either (A) Voting Securities possessing at least 50% of the Voting Power of such entity, or (B) if such entity does not issue Voting Securities, at least 50% of the ownership interests in such entity.

    (ff)
    "Substitute Option" means an Option that has been issued under this Plan to certain persons pursuant to the Benefits Agreement.

    (gg)
    "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

    (hh)
    "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by, or providing services to, the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

    (ii)
    "Voting Power" means the combined voting power of the then outstanding Voting Securities.

    (jj)
    "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

        3.    Scope of the Plan.

          (a)    Number of Shares Available Under the Plan.    The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 11,100,000 plus the number of shares of Stock that are covered by Substitute Options and Spin-off Options (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); provided, however, that in the aggregate, not more than 1,100,000 shares of Stock may be made the subject of Awards other than Options. The maximum number of shares of Stock that may be the subject of Options (other than Substitute Options and Spin-off Options) and Awards granted to any individual pursuant to the Plan in any three (3) calendar year period may not exceed 750,000. The maximum dollar amount of cash or the Fair Market Value of Stock that any individual may receive in any calendar year in respect of performance units denominated in dollars may not exceed $2,000,000. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards. The issuance of Substitute Options and Spin-off Options shall not reduce the shares available for grants under the Plan or to a Grantee in any calendar year.

          (b)    Reduction in the Available Shares in Connection with Award Grants.    Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

              (i)  Generally.    In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated; provided, however, that if any Award is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of shares of Stock available under Article 3(a) shall be increased by the number of shares of Stock so tendered.

             (ii)  Performance Units Denominated in Dollars.    In connection with the granting of a performance unit denominated in dollars, there shall be no reduction in the number of shares of Stock available under Article 3(a) for the granting of further Awards. If a performance unit denominated in dollars is settled in Stock, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced at the time of settlement by the number of shares of Stock issued in connection with the settlement of the performance unit.

            (iii)  Cash Settlement; Shares Subject to Multiple Awards.    Notwithstanding anything contained herein to the contrary, (A) if an Award is granted that cannot be settled in shares of Stock, there shall be no reduction in the number of shares of Stock available under Article 3(a) for the granting of further Awards, and (B) where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

          (c)    Effect of the Expiration, Termination, Cancellation or Settlement of Awards.    If and to the extent an Option or Award (including a Substitute Option or a Spin-off Option) expires, terminates or is canceled, settled in cash (including the settlement of tax withholding obligations using shares of Stock) or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled, settled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

        4.    Administration.

          (a)    Committee Administration.    The Plan shall be administered by the Committee, which shall consist of not less than two "non-employee directors" within the meaning of Rule 16b-3, and to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. For purposes of the preceding sentence, if one or more members of the Committee is not a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

          (b)    Board Reservation and Delegation.    Except to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder and may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

          (c)    Committee Authority.    The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

              (i)  to grant Awards,

             (ii)  to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

            (iii)  to issue Substitute Options and Spin-off Options,

            (iv)  to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

             (v)  to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

            (vi)  to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

           (vii)  to cancel, with the consent of the Grantee, outstanding Awards,

          (viii)  except with respect to Nonqualified Stock Options granted to nonemployee directors pursuant to Article 6(b)(ii)(A) hereof, to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

            (ix)  to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

             (x)  to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

        Notwithstanding anything herein to the contrary, the exercise price of outstanding Options may not be decreased (except pursuant to Article 19 of the Plan) and Options may not be cancelled or forfeited and re-granted to effect the same result. Notwithstanding anything herein to the contrary, with respect to Grantees working outside the United States, the Committee may determine the terms and provisions of the Award Agreements and make such adjustments or modifications to Awards as are necessary and advisable to fulfill the purposes of the Plan.

          (d)    Committee Determinations Final.    The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

        5.    Eligibility.

        Awards may be granted to any employee of the Company or any of its Subsidiaries, and Nonqualified Stock Options may be granted to nonemployee directors of the Company pursuant to Article 6(b)(ii)(B), and shares of restricted Stock may be granted to nonemployee directors of the Company pursuant to Article 6(d). In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options will be automatically granted to nonemployee directors of the Company, as set forth in Article 6(b)(ii)(A), and Director's Shares will be automatically issued to nonemployee directors of the Company pursuant to Article 6(g).

        6.    Conditions to Grants.

          (a)    General Conditions.

              (i)  The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

             (ii)  The term of each Award (subject to Article 6(c) with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Grantee, be exercised for up to one year following the date of the Grantee's death even if such period extends beyond ten years from the date the Option is granted.

            (iii)  A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

            (iv)  The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

          (b)    Grant of Options and Option Price.    The Committee may, in its discretion, and shall as provided in Article 6(b)(ii), grant Options as follows:

              (i)  Employee Options. Options to acquire unrestricted Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

             (ii)  Nonemployee Director Options.

             (A).  Automatic Grants. Nonqualified Stock Options with respect to 20,000 shares of unrestricted Stock shall be granted to each nonemployee director of the Company upon his or her initial election to the Board and every three years thereafter on the anniversary of such nonemployee director's initial election to the Board as long as such nonemployee director is then still serving on the Board.

             (B).  Discretionary Grants. Nonqualified Stock Options to acquire unrestricted or restricted stock may be granted to nonemployee directors of the Company from time to time.

             (C).  Terms Applicable to all Nonemployee Director Options. Each Nonqualified Stock Option granted to a nonemployee director will be granted at an Option Price equal to 100% of the Fair Market Value of the Stock on the Grant Date, will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date, and will have a term of ten years. If a nonemployee director ceases to serve as a director of the Company for any reason, any Nonqualified Stock Option granted to such nonemployee director shall be exercisable during its remaining term, to the extent that such Nonqualified Stock Option was exercisable on the date such nonemployee director ceased to be a director.

          (c)    Grant of Incentive Stock Options.    At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

              (i)  shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

             (ii)  shall have a term of not more than ten years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

            (iii)  shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) granted under any other stock option plan of the Grantee's employer or any parent or subsidiary thereof (in either case determined without regard to this Article 6(c)) are exercisable for the first time during any calendar year exceeds $100,000, be treated as Nonqualified Stock Options. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Nonqualified Stock Options.

            (iv)  shall be granted within ten years from the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

             (v)  shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

          (d)    Grant of Shares of Restricted Stock.

              (i)  The Committee may, in its discretion, grant shares of restricted Stock to any individual eligible under Article 5 to receive Awards.

             (ii)  Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

              (A)  whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited;

              (B)  the per share purchase price of such shares, which may be zero; provided, however, that the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share;

              (C)  the restrictions applicable to such grant and the time or times upon which any applicable restrictions on the restricted Stock shall lapse; provided, however, that except in the case of shares of restricted Stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's Termination of Employment, as determined by the Committee and set forth in an Award Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant Date of the restricted Stock; and

              (D)  whether the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

            (iii)  Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

              (A)  cash; or

              (B)  with the prior approval of the Committee, shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

    provided, however, that, in the case of payment in shares of restricted or unrestricted Stock, if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

            (iv)  The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited:

              (A)  except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date; or

              (B)  if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment; or

              (C)  upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

             (v)  If a share of restricted Stock is forfeited, then:

              (A)  the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

              (B)  the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

              (C)  such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

            (vi)  Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

        (e)    Grant of Performance Units and Performance Shares.

              (i)  The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

             (ii)  Before the grant of any performance unit or performance share, the Committee shall:

              (A)  designate a period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period");

              (B)  determine performance goals applicable to such grant; provided, however, that the performance goals with respect to a Measuring Period shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Measuring Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Measuring Period, and in any event while the performance relating to the performance goals remain substantially uncertain; and

              (C)  assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

            (iii)  The performance goals applicable to performance units or performance shares shall, in the discretion of the Committee, be based on stock price, earnings per share, operating income, return on equity or assets, cash flow, EBITDA, revenues, overall revenue or sales growth, expense reduction or management, market position, total shareholder return, return on investment, earnings before interest and taxes (EBIT), net income, return on net assets, economic value added, shareholder value added, cash flow return on investment, net operating profit, net operating profit after tax, return on capital, and return on invested capital, or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of the granting of performance units or performance shares, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

            (iv)  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Internal Revenue Code, the Committee shall certify in writing that the applicable performance goals have been satisfied.

             (v)  Unless otherwise expressly stated in the relevant Award Agreement, each performance unit and performance share granted under the Plan is intended to be Performance-Based Compensation and the Committee shall interpret and administer the applicable provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such treatment shall be inoperative and shall not adversely affect the treatment of performance units or performance shares granted hereunder as Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such performance unit or performance share if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such performance unit or performance share to fail to qualify as Performance-Based Compensation.

          (f)    Grant of Phantom Stock.    The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

          (g)   Grant of Director's Shares.    There shall be granted Director's Shares with respect to 1,000 shares of Stock to each nonemployee director of the Company upon his or her initial election to the Board. Director's Shares shall be fully vested and transferable upon issuance.

          (h)   Tandem Awards.    The Committee may grant and identify any Award with any other Award granted under the Plan ("Tandem Award"), other than a Substitute Option or a Spin-off Option, on terms and conditions determined by the Committee.

  7.
  Non-transferability.

        Unless set forth in the applicable Award Agreement with respect to Awards other than Incentive Stock Options, no Award (other than an Award of restricted Stock) granted hereunder shall by its terms be assignable or transferable except by will or the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). An Option may be exercised during the lifetime of a Grantee only by the Grantee or his or her guardian or legal representatives or, except as would cause an Incentive Stock Option to lose its status as such, by a bankruptcy trustee. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

  8.
  Exercise.

          (a)   Exercise of Options.    Subject to Articles 4(c)(viii), 12 and 13 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; provided, however, that all Options held by each Grantee shall become fully (100%) vested and exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for such period of time following a hardship distribution to the Grantee, to the extent such exercise is prohibited under the applicable provisions of the Internal Revenue Code and any authority thereunder. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion with respect to Options granted to eligible employees and in all cases with respect to Options granted to nonemployee directors pursuant to Article 6(b)(ii), in any one or any combination of the following:

              (i)  cash,

             (ii)  shares of unrestricted Stock held by the Grantee for at least six months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

            (iii)  through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

        Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

          (b)   Exercise of Performance Units.    (i) Subject to Articles 4(c)(viii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

             (ii)  The benefit for each performance unit exercised shall be an amount equal to the product of

              (A)  the Unit Value (as defined below), multiplied by

              (B)  the Performance Percentage attained during the Measuring Period for such performance unit.

            (iii)  The Unit Value shall be, as specified by the Committee,

              (A)  a dollar amount,

              (B)  an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

              (C)  an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

              (D)  an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

            (iv)  The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

          (c)   Payment of Performance Shares.    Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such

  Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

          (d)   Payment of Phantom Stock Awards.    Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the Committee may settle phantom stock Awards with shares of Stock having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

          (e)   Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards.    Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any Tandem Award pursuant to Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, cancelled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

  9.
  Spin-off and Substitute Options.

        Spin-off Options and Substitute Options shall be issued under this Plan pursuant to and in accordance with the terms of the Benefits Agreement. Spin-off Options and Substitute Options shall be governed by the terms of the Plan to the extent that the terms of the Plan do not conflict with the terms of the agreements evidencing the Spin-off Options and Substitute Options.

  10.
  Effect of Certain Transactions.

        With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (the "Transaction Agreement") or (ii) if not so provided in the Transaction Agreement, each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

  11.
  Mandatory Withholding Taxes.

        The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with (i) the receipt of an Award, (ii) the receipt of shares pursuant to an

Option exercise, (iii) the vesting or payment of another type of Award or (iv) any other event in connection with the Plan (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Award or shares or vesting or payment of such Award or occurrence of such event, as applicable. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 11, the Committee may provide in the Award Agreement at the time of grant, or at any time thereafter, that the Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

  12.
  Termination of Employment.

        The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, which, except for Options granted to nonemployee directors pursuant to Article 6(b)(ii)(A), shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

  13.
  Securities Law Matters.

          (a)   If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b)   If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law, (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities or (iii) any other law or regulation, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts, if applicable, to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

          (c)   Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

  14.
  No Funding Required.

        Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

  15.
  No Employment Rights.

        Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

  16.
  Rights as a Stockholder.

        A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

  17.
  Nature of Payments.

        Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

  18.
  Non-Uniform Determinations.

        Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

  19.
  Adjustments.

        In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

    (a)
    the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

    (b)
    the number and class of shares of Stock or other stock or securities covered by an Award and to be covered by Options granted to nonemployee directors pursuant to Article 6(b)(ii),

    (c)
    the Option Price applicable to outstanding Options,

    (d)
    the terms of performance unit and performance share grants (to the extent permitted under Section 162(m)) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation,

    (e)
    the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of performance units, performance shares or phantom stock,

    (f)
    the maximum number and class of shares of Stock or other securities with respect to which Awards may be granted to any individual in any three calendar year period, and

    (g)
    the number and class of shares of Stock or other securities with respect to which Director Shares are to be granted under Article 6(h).

  20.
  Amendment of the Plan.

        The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

  21.
  Termination of the Plan.

        The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

  22.
  No Illegal Transactions.

        The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation or applicable court order.

  23.
  Governing Law.

        Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

  24.
  Severability.

        If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

  25.
  Translations.

        Any inconsistency between the terms of the Plan or any Award Agreement and the corresponding translation thereof into a language other than English shall be resolved by reference, solely, to the English language document.

Appendix C

COMMSCOPE, INC.
ANNUAL INCENTIVE PLAN
(as amended effective March 25, 2004)

        1.    Purpose

        The purpose of the Annual Incentive Plan is to enhance CommScope, Inc.'s ability to attract, motivate, reward and retain employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its Operating Units and secondarily based on the achievement of personal performance objectives. The adoption of this Plan as it relates to the CEO is subject to the approval of the stockholders of the Company.

        2.    Definitions

        (a)   "Award" shall mean the incentive award earned by a Participant under the Plan for any Performance Period.

        (b)   "Base Salary" shall mean the Participant's annual base salary actually paid by the Company and received by the Participant during the applicable Performance Period. Annual base salary does not include (i) Awards under the Plan, (ii) long-term incentive awards, (iii) signing bonuses or any similar bonuses, (iv) cash payments received pursuant to the Company's Profit Sharing and Savings Plan, (v) imputed income from such programs as executive life insurance, or (vi) nonrecurring earnings such as moving expenses, and is based on salary earnings before reductions for such items as contributions under Section 401(k) of the Internal Revenue Code of 1986, as amended.

        (c)   "Beneficial Owner", "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

        (d)   "Board" shall mean the Board of Directors of the Company.

        (e)   "CEO" shall mean the Chief Executive Officer of the Company.

        (f)    "Change of Control" shall mean any of the following:

            (i)  the acquisition by any Person of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

           (ii)  the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii)  approval by stockholders of the Company of:

            (A)  a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

               (1)  the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3)  no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

            (B)  a complete liquidation or dissolution of the Company; or

            (C)  the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

        (g)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (h)   "Committee" shall mean the Compensation Committee of the Board.

        (i)    "Company" shall mean CommScope, Inc., its successors and assigns.

        (j)    "Disability" shall mean permanent disability, as provided in the Company's long-term disability plan.

        (k)   "Effective Date" shall mean the date that the Plan is adopted by the Board.

        (l)    "Employee" shall mean any person (including an officer) employed by the Company or any of its subsidiaries on a full-time salaried basis.

        (m)  "Financial Target", for any Performance Period, shall mean the one or more of the financial performance goals of the Company, or an Operating Unit, if applicable, as determined in accordance with Section 5. Financial Targets may be expressed in terms of (i) earnings per share, (ii) operating income, (iii) return on equity or assets, (iv) cash flow, (v) EBITDA or (vi) any combination of the foregoing. Financial Targets may be expressed as a combination of Company and/or Operating Unit performance goals and may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

        (n)   "Financial Target Award Earned", for any Performance Period, shall mean the percentage of Target Awards earned based on the Company's and/or, if applicable, an Operating Unit's achievement of Financial Target(s) for that Performance Period.

        (o)   "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (p)   "Operating Unit", for any Performance Period, shall mean a division, Subsidiary, group, product line or product line grouping for which an income statement reflecting sales and operating income is produced.

        (q)   "Participant", for any Performance Period, shall mean an Employee selected to participate in the Plan for such Performance Period.

        (r)   "Performance-Based Compensation" shall mean any Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

        (s)   "Performance Period" shall mean the fiscal year of the Company.

        (t)    "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

        (u)   "Personal Performance Percentage", with respect to Participants (other than the CEO) for any Performance Period, shall mean the percentage based on the Participant's personal performance, as determined in accordance with Section 5(e) of the Plan.

        (v)   "Plan" shall mean this CommScope, Inc. Annual Incentive Plan, as from time to time amended and in effect.

        (w)  "Retirement" shall mean retirement at or after age 65 or early retirement with the prior written approval of the Company.

        (x)   "Schedules" for any Performance Period, shall mean the schedules described in Section 5(a) of the Plan.

        (y)   "Subsidiary" shall mean a corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

        (z)   "Target Award", for any Participant with respect to any Performance Period, shall mean the Participant's Base Salary multiplied by his or her Target Award Percentage.

        (aa) "Target Award Percentage" for any Participant with respect to any Performance Period, shall mean the percentage of the Participant's Base Salary that the Participant would earn as an Award for that Performance Period if each of the Financial Target Award Earned and Personal Performance Percentage (if applicable) for that Performance Period is 100%, and shall be determined by the Committee with respect to Participants who are officers and the CEO with respect to all other Participants, based on the Participant's responsibility level or the position or positions held during the Performance Period; provided, however, that if any Participant held more than one position during the

Performance Period, then the Committee or CEO, as applicable, may designate different Target Award Percentages with respect to each position and the Award will be pro-rated to reflect the number of days during which such Participant had each Target Award Percentage.

        (bb) "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.

        (cc) "Voting Securities" shall mean, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company or such Subsidiary, respectively.

        3.    Eligibility

        Generally, all Employees are eligible to participate in the Plan for any Performance Period. However, participation may be limited to those Employees who, because of their significant impact on the current and future success of the Company, the Committee or CEO selects, in accordance with Section 5 of this Plan, to participate in the Plan for that Performance Period. Notwithstanding the foregoing, the CEO shall participate in the Plan in every Performance Period.

        To be eligible to receive an Award in respect of any Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date. The CEO may approve, for Participants other than the CEO and in accordance with Sections 7 and 8 of this Plan, exceptions for special circumstances.

        If an Employee becomes a Participant during a Performance Period, such Participant's Award will be prorated based on the number of days that he or she is a Participant, unless, with respect to Employees other than the CEO, the Committee otherwise determines.

        4.    Administration

        The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by the Committee with respect to Participants who are executive officers and by the CEO with respect to all other Participants. Each member of the Committee shall be an "outside director" within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code. The Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine the Company's and, if applicable, each Operating Unit's Financial Target(s) and each Participant's Target Award Percentage for each Performance Period, to approve all the Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; provided, however, that the Committee shall not be authorized to increase the amount of the Award payable to the CEO that would otherwise be payable pursuant to the terms of the Plan but may in its sole discretion decrease the amount of an Award that would otherwise be payable to the CEO pursuant to the terms of the Plan, and provided, further, that the Committee shall only exercise such discretion over the Plan and the Awards granted thereunder, to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the CEO's Award as Performance-Based Compensation.

        The Committee's and the CEO's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all employees of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

        5.    Determination of Awards

        (a)   Prior to, or as soon as practicable following, the commencement of each Performance Period, the Committee with respect to executive officers and the CEO with respect to all other Employees shall determine the Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage. The Committee shall also establish the Financial Target(s) for that Performance Period (which shall be established in writing by the earlier of (1) the date on which one-quarter of the Performance Period has elapsed or (2) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Financial Target(s) remains substantially uncertain). The Participants, each Participant's Target Award Percentage and the Financial Targets for each Performance Period shall be set forth on a Schedule. The Company shall notify each Participant of his or her Target Award Percentage and the applicable Financial Targets for the Performance Period.

        (b)   Generally, a Participant earns an Award for a Performance Period based on the Company's and/or his or her Operating Unit's achievement of applicable Financial Target(s). In addition, the Award for any Participant (other than the CEO) may be adjusted based on the Participant's Personal Performance Percentage. The Committee may determine that different Financial Targets are applicable to different Participants, groups of Participants, Operating Units or groups of Operating Units with respect to a specific Performance Period. The Committee may also establish minimum threshold of Company or Operating Unit performance which must be achieved in order for any portion of an Award to be earned for that Performance Period, provided such threshold is established by the earlier of (1) the date on which one-quarter of the Performance Period has elapsed or (2) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Financial Target(s) remains substantially uncertain. Notwithstanding the foregoing, if in any Performance Period a minimum threshold of Company and/or Operating Unit performance is established and the Company's and/or any Operating Unit's actual performance as measured against that minimum threshold would otherwise preclude the earning of Awards for that Performance Period, the Committee may upon consideration of the events of the Performance Period, determine that Awards may be earned by Participants (other than the CEO) for that Performance Period.

        (c)   The maximum Award any Participant (other than the CEO) may receive for any Performance Period is 150% of the Participant's Target Award for that Performance Period. The maximum award the CEO may receive for any Performance Period is $1.5 million.

        (d)   Awards shall be earned by Participants in accordance with the following formula:

Target Award Percentage	x	Base Salary	x	Financial Target Award Earned	x	Personal Performance Percentage (other than the CEO)

Where:

  •
  Target Award Percentage is as defined in Section 2(aa) of the Plan.

  •
  Base Salary is as defined in Section 2(b) of the Plan.

  •
  Financial Target Award Earned is as defined in Section 2(n) of the Plan and is determined based on the Company's and/or, if applicable an Operating Unit's performance as measured against the applicable Financial Target(s).

  •
  Personal Performance Percentage ranges from 0 to 120 percent and is determined, in accordance with subsection (e) below.

        (e)   Personal Performance Percentage. The CEO is not eligible for an adjustment based on personal performance. Each other Participant's performance shall be evaluated and a Personal Performance Percentage for such Participant shall be recommended for approval by the CEO. The Personal Performance Percentage may range from 0 to 120 percent to reflect the Participant's personal performance during the Performance Period; provided, however, that the application of this Section 5(f) shall not result in (i) the Participant's Award exceeding 150% of his or her or Target Award for the Performance Period; or (ii) an increase in the aggregate dollar amount of all Awards earned by all Participants for that Performance Period.

        6.    Changes to the Target Award Percentage

        The Committee, with respect to Participants who are executive officers, and the CEO, with respect to all other Participants, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant (other than the CEO) or assign a different Target Award Percentage to a Participant (other than the CEO) to reflect any change in the Participant's responsibility level or position during the course of the Performance Period.

        The Committee, with respect to Participants who are executive officers, and the CEO, with respect to all other Participants, may at the time Financial Target(s) are determined for a Performance Period, or at any time prior to the final determination of Awards in respect of that Performance Period to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of the Award as Performance-Based Compensation, provide for the manner in which performance will be measured against the Financial Target(s) (or to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of an Award as Performance-Based Compensation, may adjust the Financial Target(s)) to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

        7.    Payment of Awards

        As soon as practicable after the close of a Performance Period and prior to the payment of any Award that is intended to constitute Performance-Based Compensation, the Committee, with respect to Participants who are executive officers, and the CEO, with respect to all other Participants, shall review each Participant's Award and certify in writing that the applicable Financial Targets have been satisfied. Subject to the provisions of Section 8 of the Plan, each Award to the extent earned shall be paid in a single lump sum cash payment, as soon as practicable following the Performance Period, but in no event later than 120 days following the Performance Period. The Committee shall certify in writing the amount of the CEO's Award prior to payment thereof.

        If a Change of Control occurs, the Company shall, within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change of Control (regardless of whether the Participant remains employed after the Change of Control) an Award which is calculated assuming that all performance percentages are 100 percent, and such Award shall be prorated to the date of the Change of Control based on the number of days that have elapsed during the Performance Period through the date of the Change of Control.

        8.    Limitations on Rights to Payment of Awards

        No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the Award for such Performance Period, except as provided in the last paragraph of Section 7 of the Plan. However, if the Participant has active service with the Company or the Subsidiary for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or, except in the case of the CEO, Retirement or such other special circumstances as determined by the CEO on a case by case basis, the Participant (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 9 of the Plan) shall remain eligible to receive a prorated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period.

        9.    Designation of Beneficiary

        A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Secretary of the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

        10.    Amendments

        The Committee may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

        11.    Termination

        The Committee may terminate this Plan (in whole or in part) at any time. In the case of such termination of the Plan, the following provisions of this Section 11 shall apply notwithstanding any other provisions of the Plan to the contrary:

            (i)  The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant (other than the CEO) shall receive, with respect to each Performance Period which has commenced on or prior to the effective date of the Plan termination (the "Termination Date") and for which the Award has not yet been paid, the amount described in such rules and the CEO shall receive an amount equal to the amount his Award would have been had the Plan not been terminated (prorated for the Performance Period in which the Termination Date occurred), subject to reduction in the discretion of the Committee.

           (ii)  Each Award payable under this Section 11 shall be paid as soon as practicable, but in no event later than 120 days after the Termination Date.

        12.    Miscellaneous Provisions

        (a)   This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is under any obligation to continue the Plan.

        (b)   A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

        (c)   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

        (d)   The Company shall have the right to deduct from Awards paid and any interest thereon, any taxes or other amounts required by law to be withheld.

        (e)   Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its Subsidiaries or to remove the individual from the employment of the Company or any of its Subsidiaries at any time, all of which rights and powers are expressly reserved.

COMMSCOPE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2004

The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 7, 2004 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 26, 2004. If this proxy is returned without direction being given, this proxy will be voted "FOR" Proposals One, Two, Three and Four.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT—TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, Three and Four.

PROPOSAL ONE:	To elect two Class I directors for terms ending at the 2007 Annual Meeting of Stockholders.
FOR all nominees listed below ☐ WITHHOLD AUTHORITY ☐ (except as marked to the contrary) to vote for all nominees listed below
Nominees:	Boyd L. George and George N. Hutton, Jr.
INSTRUCTION:	To withhold your vote for any individual nominee, strike a line through the nominee's name.
PROPOSAL TWO:	To approve the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan, as amended effective May 7, 2004.
FOR ☐ AGAINST ☐ ABSTAIN ☐
PROPOSAL THREE:
To re-approve the material terms of the performance goals set forth under the Annual Incentive Plan as required under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder.
FOR ☐ AGAINST ☐ ABSTAIN ☐
PROPOSAL FOUR:	To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the 2004 fiscal year.
FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):	Date:
Signature(s):	Date:

COMMSCOPE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2004

The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North Carolina Employees Retirement Savings Plan (the "Plan"), to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 7, 2004 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 26, 2004.

THIS PROXY COVERS ALL SHARES FOR WHICH THE UNDERSIGNED HAS THE RIGHT TO GIVE VOTING INSTRUCTIONS TO THE TRUSTEE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN TO THE TRUSTEE BY 12:00 A.M. ON MAY 3, 2004, THE TRUSTEE WILL VOTE YOUR SHARES HELD IN THE PLAN IN THE SAME PROPORTION AS VOTES RECEIVED FROM OTHER PARTICIPANTS IN THE PLAN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT—TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, Three and Four.

PROPOSAL ONE:	To elect two Class I directors for terms ending at the 2007 Annual Meeting of Stockholders.
FOR all nominees listed below ☐ WITHHOLD AUTHORITY ☐ (except as marked to the contrary) to vote for all nominees listed below
Nominees:	Boyd L. George and George N. Hutton, Jr.
INSTRUCTION:	To withhold your vote for any individual nominee, strike a line through the nominee's name.
PROPOSAL TWO:	To approve the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan, as amended effective May 7, 2004.
FOR ☐ AGAINST ☐ ABSTAIN ☐
PROPOSAL THREE:
To re-approve the material terms of the performance goals set forth under the Annual Incentive Plan as required under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder.
FOR ☐ AGAINST ☐ ABSTAIN ☐
PROPOSAL FOUR:	To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the 2004 fiscal year.
FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):	Date:
Signature(s):	Date:

QuickLinks

COMMSCOPE, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
COMMSCOPE, INC. 1100 CommScope Place, S.E., P.O. Box 339 Hickory, North Carolina 28602
PROXY STATEMENT
VOTING AND REVOCATION OF PROXIES
PROPOSAL ONE: ELECTION OF DIRECTORS
MANAGEMENT OF THE COMPANY
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION AS OF FISCAL YEAR-END
COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
BENEFICIAL OWNERSHIP OF COMMON STOCK
PROPOSAL TWO: APPROVAL OF COMMSCOPE INC. 1997 LONG-TERM INCENTIVE PLAN
PROPOSAL THREE: RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE ANNUAL INCENTIVE PLAN
NEW PLAN BENEFITS
PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF AUDITOR
INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2005 ANNUAL MEETING
SOLICITATION OF PROXIES
OTHER MATTERS
COMMSCOPE, INC. Audit Committee Charter
AMENDED AND RESTATED COMMSCOPE, INC. 1997 LONG-TERM INCENTIVE PLAN (as amended and restated effective May 7, 2004)
TABLE OF CONTENTS
COMMSCOPE, INC. ANNUAL INCENTIVE PLAN (as amended effective March 25, 2004)